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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08553

Evergreen International Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for six of its series, Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund, Evergreen Intrinsic World Equity Fund and Evergreen Precious Metals Fund, for the year ended October 31, 2009. These series have October 31 fiscal year end.

Date of reporting period: October 31, 2009

Item 1 - Reports to Stockholders.

Evergreen Emerging Markets Growth Fund

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

6	PORTFOLIO MANAGER COMMENTARY

10	ABOUT YOUR FUND’S EXPENSES

11	FINANCIAL HIGHLIGHTS

15	SCHEDULE OF INVESTMENTS

22	STATEMENT OF ASSETS AND LIABILITIES

23	STATEMENT OF OPERATIONS

24	STATEMENTS OF CHANGES IN NET ASSETS

26	NOTES TO FINANCIAL STATEMENTS

34	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

35	ADDITIONAL INFORMATION

44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Emerging Markets Growth Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

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LETTER TO SHAREHOLDERS continued

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

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LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

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FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Jerry Zhang, PhD, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/6/1994

Class inception date	Class A 9/6/1994	Class B 9/6/1994	Class C 9/6/1994	Class I 9/6/1994

Nasdaq symbol	EMGAX	EMGBX	EMGCX	EMGYX

Average annual return*

1-year with sales charge	48.78%	51.75%	55.84%	N/A

1-year w/o sales charge	57.88%	56.75%	56.84%	58.34%

5-year	17.84%	18.19%	18.39%	19.57%

10-year	12.00%	11.89%	11.88%	13.00%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Emerging Markets Growth Fund Class A shares versus a similar investment in the MSCI Emerging Markets Index (Gross) (MSCI EM (G)) and the Consumer Price Index (CPI).

The MSCI EM (G) is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 57.88% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the MSCI EM (G) returned 64.63%.

The fund’s objective is to seek to provide shareholders with long-term capital growth.

Investment process

Fiscal year 2009 was a lifetime of investing wrapped into a single year. We entered the year in the midst of a global financial crisis of historical proportions. Lehman Brothers had only recently collapsed and Merrill Lynch had to be swallowed up by Bank of America to avoid a similar fate. The Chinese manufacturing sector screeched to a halt as export orders dried up. Central and Eastern European countries risked economic collapse under the weight of excessive foreign currency debt obligations, as their economies slowed and currencies tumbled. It did not help that India, with its economy reeling from the global slowdown and its own liquidity crunch, suffered a terrorist attack on Mumbai, its financial capital.

By the end of 2008, governments around the world faced the task of stimulating economic growth in an exceptionally difficult global environment. The unprecedented response of U.S. policymakers was an important backdrop to the global stimulus efforts. This was surely appropriate, given the crisis faced by global financial markets. However, the scale was truly massive. One analyst noted that in the United States, the average combined fiscal and monetary stimulus for recessions since World War II has been about 2.9% of GDP. This time the stimulus is on the order of 19.5% of GDP. The Chinese responded to the crisis by cutting interest rates drastically and announcing a massive Rmb4 trillion (approximately U.S. $580 billion) stimulus package. Likewise, India, Brazil and many other key emerging market countries moved to stimulate their economies in the following months.

As the world economy began to show signs of stabilization, risk appetite returned in a big way starting in the first quarter of 2009, driving a rally in global equities of historic proportions. After a disastrous 2008, emerging markets now are on track for their best year ever and the MSCI Emerging Markets Index has increased 61% through the end of the fiscal year. Whereas a year ago, investors were concerned about a global financial meltdown, some analysts are now fretting about a potential bubble in risky assets like emerging market equities. What a difference a year makes!

We entered fiscal year 2009 with a cautious stance, befitting the global environment. As the markets bottomed out in the first few months of 2009, however, we responded by making some changes to the portfolio. Notably, we added to positions in Materials, Consumer Staples and, to a lesser extent, Industrials. We also reduced our cash positions as equity valuations became more compelling. As the market began its historic rally in March, we were quite comfortable with our positioning. Through the remainder of the year we made additional changes to the portfolio as individual stocks reached our price

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PORTFOLIO MANAGER COMMENTARY continued

targets and other opportunities arose. Notably, we reduced our weighting in the Energy and Consumer Staples sectors, while adding to Consumer Discretionary and Industrials holdings. We also increased our cash position, as valuations moved away from what we viewed as compelling levels. Geographically, our biggest increase was South Africa, where we moved from an underweight position versus the benchmark to an overweight position. We also added to Brazil and Turkey. We reduced our weights in Korea, India and Russia.

In terms of additions and eliminations, we took advantage of the depressed valuations of the shares of leading companies to upgrade the quality of the names in our portfolio. For this reason, we moved out of Norilsk Nickel in Russia, CJ Corp in Korea and Russian energy companies Novatek and Rosneft. Other names, such as Cairn India and Grupo Mexico, reached our price target and were sold. Key additions were cement maker Cemex and consumer-oriented companies KT&G Corp, FEMSA and Anadolu Efes. We also initiated a position in Chinese education company New Oriental Education and Technology Co. We added to our existing positions in Sasol, a South African coal-to-liquid fuel producer and a variety of domestic-oriented names (such as banks and conglomerates) in Taiwan. Finally, we continued to build our position in China Mobile.

Contributors to performance

Consumer Staples was by far the sector that contributed the most performance during the year, as our overweight positioning in the sector combined with stock outperformance helped us take advantage of the 2009 emerging market rally. At the stock level, Indonesian auto maker Astra International was the largest individual stock contributor to performance, followed by Sichuan Expressway in China. Our out-of-index position in Indonesian cigarette producer Gudang Garam was also a large contributor to performance.

Geographically, Indonesia, Taiwan and Brazil contributed most to performance. In the case of Indonesia, we benefited from being overweight during the year, as well as from successful stock picking. We were underweight in Taiwan and Brazil but benefited in those markets from superior stock selection.

Detractors from performance

The Information Technology and Financials sectors were the main detractors. We were overweight in Information Technology, which underperformed the index due to its perception as a defensive sector in a rising market. Regrettably, our underweight position in Financials coupled with a handful of underperforming stock picks hurt our performance in that sector. In part, this reflected our focus on valuation and our continuing efforts to stay ahead of the business cycle. Notably, we avoided Chinese banks, fearing that they were being forced to make loans to projects that are not economically viable, resulting in an unacceptably high risk of increasing bad loan charge-offs.

Geographically, we underperformed in China, largely for the reasons above. We also lagged the market in Korea and Malaysia.

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PORTFOLIO MANAGER COMMENTARY continued

As the market rebound continued, it became increasingly hard to find companies that fit our criteria for both high quality and valuation and therefore we allowed significant cash balances to build, which was a drag on performance. While it is never easy to sacrifice performance in a strong market, our stance was a by-product of our firmly held investment philosophy of carefully monitoring business fundamentals and valuations. It seems likely as the rally continued that many investors entered the market to “chase performance” or to avoid lagging the index. We do not think this is an appropriate way to treat client assets and will continue to invest based on company fundamentals, instead of trying to anticipate what other investors might do. In the near term, we clearly underestimated how long such activity can continue. Over the long term, we think our prudent investment philosophy will result in better returns for the fund’s shareholders.

Portfolio management outlook

After bottoming out in the first three months of 2009, GDP in most (but not all) emerging markets began to show signs of recovery as early as the second quarter. This in turn drove a massive rally in emerging markets equities as risk appetite returned with a vengeance. Much of this is understandable. Many companies had been trading at valuations that discounted a near total collapse of global trade and banking, so as these risks receded, investors could reasonably ascribe a higher value to them based solely on the lower likelihood of bankruptcy. But instead of a mild re-rating, this “survival trade” saw many shares double or triple in price, in many cases retuning to valuations close to or even above the peak levels of 2008.

Thus the risk of financial ruin was quickly replaced by a risk of a different sort. Central banks around the world flooded the market with liquidity to save the global financial system. This was surely appropriate, given the true crisis faced by global financial markets. As rates fell below even those in Japan, investors appeared to begin using dollars to fund investments in high-return assets overseas, piling into assets without regard to underlying fundamentals. As a result, we feel valuations appear to be distorted.

While massive stimulus has been welcome and necessary, it is important to keep an eye on how this money is used and whether it has translated into sustainable economic growth. In China, for instance, the stimulus provided is equal to 14% of GDP, a staggering amount. Chinese banks have been encouraged to lend vast amounts to entities and projects that may not be profitable in the long run and some of this money appears to have found its way into local property, equity and commodity markets, driving prices of these assets up dramatically. Apart from driving stock prices ahead of business fundamentals, this also exposes Chinese banks to the risk of massive amounts of non-performing loans in the future.

This is a challenge, given our philosophy of investing on business fundamentals and valuation. Certainly, the actions of global central banks have improved the fundamental business environment for many of the companies in our universe. However, it is far from

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PORTFOLIO MANAGER COMMENTARY continued

clear that the fundamentals justify current valuations. It is difficult to state with confidence that we have entered a new “bubble” in emerging markets, but with valuations at least somewhat stretched and excess liquidity helping to drive global equity markets, we prefer to take a cautious tone. The current rally could continue for some time if government stimulus remains in place, or it could collapse dramatically if the market senses that such support could be withdrawn.

As always, we are convinced that the best strategy is to continue to rigorously monitor company fundamentals and keep a keen eye on valuations. Our buy-and-sell decisions will be based to the extent possible on the price of each company’s shares versus our thorough evaluation of the underlying value of the business. In our judgment, securities prices are being increasingly driven by liquidity, macroeconomic speculation and investors’ fears of “missing the rally.” Our process will hopefully allow us to avoid the frothy, unsustainable speculative bubbles that periodically occur in emerging (and developed) markets, as well as help us sidestep the inevitable price reversals of overvalued securities. We believe that over time this strategy will allow us to provide solid returns for our investors. We will choose our opportunities carefully.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

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ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,347.34	$11.71
Class B	$1,000.00	$1,342.06	$16.06
Class C	$1,000.00	$1,342.73	$16.12
Class I	$1,000.00	$1,348.78	$10.24
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,015.22	$10.06
Class B	$1,000.00	$1,011.49	$13.79
Class C	$1,000.00	$1,011.44	$13.84
Class I	$1,000.00	$1,016.48	$ 8.79

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.98% for Class A, 2.72% for Class B, 2.73% for Class C and 1.73% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.90	$30.53	$21.97	$16.48	$12.60

Income from investment operations
Net investment income	0.04	0.16	0.19	0.14 [1]	0.11 [1]
Net realized and unrealized gains or losses on investments	5.98	(14.22)	12.04	7.01	3.77

Total from investment operations	6.02	(14.06)	12.23	7.15	3.88

Distributions to shareholders from
Net investment income	(0.12)	(0.15)	(0.17)	(0.13)	0
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0

Total distributions to shareholders	(1.93)	(3.57)	(3.67)	(1.66)	0

Net asset value, end of period	$16.99	$12.90	$30.53	$21.97	$16.48

Total return[2]	57.88%	(51.64)%	63.88%	47.34%	30.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$357,354	$128,714	$305,698	$102,687	$37,108
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.03%	1.84%	1.87%	2.02%	1.96%
Expenses excluding waivers/reimbursements and expense reductions	2.04%	1.88%	1.90%	2.06%	2.05%
Net investment income	0.29%	0.69%	0.72%	0.72%	0.73%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$11.51	$27.69	$20.34	$15.38	$11.84

Income from investment operations
Net investment income (loss)	(0.03)	(0.01)	(0.01)[1]	0.01 [1]	0.01 [1]
Net realized and unrealized gains or losses on investments	5.20	(12.74)	11.00	6.51	3.53

Total from investment operations	5.17	(12.75)	10.99	6.52	3.54

Distributions to shareholders from
Net investment income	0	(0.01)	(0.14)	(0.03)	0
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0

Total distributions to shareholders	(1.81)	(3.43)	(3.64)	(1.56)	0

Net asset value, end of period	$14.87	$11.51	$27.69	$20.34	$15.38

Total return[2]	56.75%	(51.99)%	62.68%	46.29%	29.90%

Ratios and supplemental data
Net assets, end of period (thousands)	$25,499	$17,949	$42,477	$18,243	$6,810
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.79%	2.59%	2.60%	2.72%	2.66%
Expenses excluding waivers/reimbursements and expense reductions	2.80%	2.61%	2.61%	2.76%	2.75%
Net investment income (loss)	(0.43)%	(0.08)%	(0.05)%	0.06%	0.08%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

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FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$11.44	$27.57	$20.27	$15.35	$11.82

Income from investment operations
Net investment income (loss)	(0.05)[1]	(0.02)	0 [1]	0.01 [1]	0 [1]
Net realized and unrealized gains or losses on investments	5.19	(12.66)	10.94	6.49	3.53

Total from investment operations	5.14	(12.68)	10.94	6.50	3.53

Distributions to shareholders from
Net investment income	0	(0.03)	(0.14)	(0.05)	0
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0

Total distributions to shareholders	(1.81)	(3.45)	(3.64)	(1.58)	0

Net asset value, end of period	$14.77	$11.44	$27.57	$20.27	$15.35

Total return[2]	56.84%	(52.01)%	62.64%	46.29%	29.86%

Ratios and supplemental data
Net assets, end of period (thousands)	$121,216	$56,839	$134,342	$44,439	$10,283
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.78%	2.59%	2.59%	2.72%	2.66%
Expenses excluding waivers/reimbursements and expense reductions	2.79%	2.61%	2.60%	2.76%	2.75%
Net investment income (loss)	(0.46)%	(0.07)%	0.01%	0.04%	0.03%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.42	$31.59	$22.59	$16.90	$12.90

Income from investment operations
Net investment income	0.08	0.22	0.20	0.19	0.17 [1]
Net realized and unrealized gains or losses on investments	6.25	(14.77)	12.48	7.22	3.84

Total from investment operations	6.33	(14.55)	12.68	7.41	4.01

Distributions to shareholders from
Net investment income	(0.19)	(0.20)	(0.18)	(0.19)	(0.01)
Net realized gains	(1.81)	(3.42)	(3.50)	(1.53)	0

Total distributions to shareholders	(2.00)	(3.62)	(3.68)	(1.72)	(0.01)

Net asset value, end of period	$17.75	$13.42	$31.59	$22.59	$16.90

Total return	58.34%	(51.51)%	64.23%	47.81%	31.12%

Ratios and supplemental data
Net assets, end of period (thousands)	$178,856	$141,996	$364,958	$313,391	$324,654
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.59%	1.61%	1.71%	1.66%
Expenses excluding waivers/reimbursements and expense reductions	1.80%	1.61%	1.62%	1.75%	1.75%
Net investment income	0.54%	0.89%	0.84%	0.95%	1.08%
Portfolio turnover rate	23%	39%	58%	96%	86%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

October 31, 2009

	Country	Shares	Value

COMMON STOCKS 87.5%
CONSUMER DISCRETIONARY 8.3%
Automobiles 0.6%
Astra International	Indonesia	1,180,000	$3,825,806

Diversified Consumer Services 0.8%
New Oriental Education & Technology Group, Inc., ADR *	Cayman Islands	76,200	5,321,808

Hotels, Restaurants & Leisure 1.4%
Genting Berhad	Malaysia	2,758,500	5,761,764
Resorts World Berhad	Malaysia	5,200,000	4,144,968

			9,906,732

Household Durables 0.7%
Brascan Residential Properties	Brazil	1,233,956	4,756,222

Media 2.9%
Astro All Asia Networks plc	United Kingdom	2,311,500	2,231,462
Grupo Televisa SA de CV, ADR	Mexico	900,100	17,425,936

			19,657,398

Multiline Retail 1.5%
Lojas Americanas SA	Brazil	800,000	5,267,938
Lojas Renner SA	Brazil	280,000	4,927,339

			10,195,277

Textiles, Apparel & Luxury Goods 0.4%
Texwinca Holdings, Inc.	Bermuda	3,350,000	2,838,797

CONSUMER STAPLES 10.9%
Beverages 4.8%
Anadolu Efes Biracilik ve Malt Sanayi AS	Turkey	410,000	4,647,489
Companhia de Bebidas das Americas, ADR	Brazil	35,000	3,152,800
Fomento Economico Mexicano SAB de CV, Ser. B, ADR	Mexico	111,200	4,816,072
Lotte Chilsung Beverage Co., Ltd.	South Korea	6,000	4,106,611
Thai Beverage plc +	Thailand	40,000,000	7,267,326
Tsingtao Brewery Co., Ltd.	China	2,134,000	8,683,670

			32,673,968

Food & Staples Retailing 0.9%
CP All PCL	Thailand	10,313,200	5,862,403

Food Products 2.7%
Astra Argo Lestari	Indonesia	1,368,500	3,053,650
Lotte Confectionery Co., Ltd.	South Korea	6,700	6,784,640
Tiger Brands, Ltd.	South Africa	310,000	6,216,857
Universal Robina Corp.	Philippines	10,500,000	2,728,917

			18,784,064

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Household Products 0.7%
BaWang International Holding, Ltd. *	Cayman Islands	2,500,000	$1,032,389
Hindustan Unilever, Ltd.	India	600,000	3,544,898

			4,577,287

Tobacco 1.8%
Gudang Garam	Indonesia	4,000,000	5,938,330
KT&G Corp.	South Korea	110,000	6,424,194

			12,362,524

ENERGY 11.2%
Oil, Gas & Consumable Fuels 11.2%
CNOOC, Ltd., ADR	Hong Kong	40,000	5,957,600
Gazprom OAO, ADR *	Russia	450,000	10,744,849
OAO LUKOIL, ADR	Russia	147,000	8,493,672
Oil & Natural Gas Corp., Ltd.	India	180,000	4,290,069
PetroChina Co., Ltd., ADR	China	56,500	6,782,260
Petroleo Brasileiro SA, ADR	Brazil	210,000	8,425,200
Petroleo Brasileiro SA, ADR – Frankfurt Exchange	Brazil	150,000	6,933,000
PTT Exploration & Production plc	Thailand	750,000	3,253,553
PTT Public Co.	Thailand	500,000	3,455,497
Reliance Industries, Ltd., GDR	India	52,000	4,336,722
Reliance Industries, Ltd., GDR 144A	India	8,000	667,188
Sasol, Ltd., ADR	South Africa	345,000	12,899,550

			76,239,160

FINANCIALS 12.4%
Commercial Banks 8.7%
Banco Bradesco SA, ADR	Brazil	157,500	3,102,750
Banco do Brasil SA	Brazil	405,000	6,485,610
Bangkok Bank	Thailand	700,000	2,323,876
Bank Hapoalim, Ltd. *	Israel	1,350,000	4,894,698
First Financial Holding Co., Ltd.	Taiwan	6,894,584	4,005,898
Grupo Financiero Banorte SA de CV, Ser. O	Mexico	1,146,036	3,759,145
ICICI Bank, Ltd., ADR	India	292,100	9,186,545
KB Financial Group, Inc. *	South Korea	56,779	2,752,013
KB Financial Group, Inc., ADS *	South Korea	140,098	6,646,249
Metropolitan Bank & Trust Co.	Philippines	2,100,000	1,771,268
Sberbank	Russia	3,953,000	8,641,369
Shinhan Financial Group Corp., Ltd. *	South Korea	49,955	1,909,746
Standard Bank Group, Ltd.	South Africa	285,560	3,572,313

			59,051,480

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 1.5%
Ayala Corp.	Philippines	403,243	$2,439,438
Yuanta Financial Holding Co., Ltd.	Taiwan	11,640,500	7,703,022

			10,142,460

Insurance 1.1%
Cathay Financial Holding Co., Ltd. *	Taiwan	4,530,343	7,820,537

Real Estate Management & Development 1.1%
IRSA Inversiones y Representaciones SA, GDR *	Argentina	205,000	1,771,200
KLCC Property Holdings	Malaysia	3,387,900	3,235,480
Sao Carlos Empreendimentos E. Participacoes SA	Brazil	258,900	2,424,983

			7,431,663

HEALTH CARE 0.7%
Pharmaceuticals 0.7%
Teva Pharmaceutical Industries, Ltd., ADR	Israel	100,000	5,048,000

INDUSTRIALS 5.8%
Air Freight & Logistics 0.6%
Sinotrans, Ltd.	China	15,000,000	3,923,918

Commercial Services & Supplies 0.5%
104 Corp. +	Taiwan	1,455,000	3,509,861

Industrial Conglomerates 2.1%
Far Eastern Textile, Ltd.	Taiwan	5,773,783	6,827,831
Sime Darby Berhad	Malaysia	2,386,237	6,164,838
SM Investments Corp.	Philippines	218,216	1,424,756

			14,417,425

Machinery 0.3%
First Tractor Co., Ltd.	China	4,500,000	1,837,765
Tata Motors, Ltd., ADR	India	50,000	569,000

			2,406,765

Professional Services 0.7%
51job, Inc., ADR * +	Cayman Islands	300,861	4,482,829

Transportation Infrastructure 1.6%
Companhia Concessoes Rodoviarias	Brazil	125,000	2,469,346
Sichuan Expressway Co., Ltd.	China	20,200,000	8,743,557

			11,212,903

INFORMATION TECHNOLOGY 13.7%
Computers & Peripherals 1.0%
ASUSTeK Computer, Inc.	Taiwan	2,714,800	5,007,841
Avermedia Technologies, Inc.	Taiwan	1,576,887	1,884,576

			6,892,417

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 0.7%
Hon Hai Precision Industry Co., Ltd.	Taiwan	445,432	$1,753,695
Johnson Electrical Holdings, Inc. *	Bermuda	7,000,000	3,031,093

			4,784,788

Internet Software & Services 3.3%
KTHitel Co., Ltd. *	South Korea	250,000	1,120,799
SINA Corp. *	Cayman Islands	568,600	21,259,954

			22,380,753

IT Services 1.6%
Infosys Technologies, Ltd., ADR	India	120,000	5,520,000
Redecard SA	Brazil	353,500	5,247,516

			10,767,516

Semiconductors & Semiconductor Equipment 7.1%
MediaTek, Inc.	Taiwan	200,379	2,836,771
Realtek Semiconductor Corp.	Taiwan	1,552,824	3,318,295
Samsung Electronics Co., Ltd.	South Korea	34,500	20,768,014
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3,068,224	5,580,585
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	Taiwan	845,675	8,067,740
United Microelectronics Corp. *	Taiwan	16,077,092	7,859,625

			48,431,030

MATERIALS 8.1%
Chemicals 0.7%
ICL-Israel Chemicals, Ltd.	Israel	400,000	4,676,355

Construction Materials 1.6%
Cemex SA de CV, ADR *	Mexico	320,000	3,321,600
Pretoria Portland Cement Co., Ltd.	South Africa	930,724	3,884,404
Ultratech Cement, Ltd.	India	250,000	3,949,574

			11,155,578

Metals & Mining 5.8%
Anglo Platinum, Ltd. *	South Africa	73,405	6,271,229
AngloGold Ashanti, Ltd., ADR	South Africa	144,100	5,409,514
Compania de Minas Buenaventura SA, ADR	Peru	170,000	5,706,900
Gold Fields, Ltd., ADR	South Africa	330,001	4,207,502
Impala Platinum Holdings, Ltd.	South Africa	319,904	6,984,508
Vale SA, ADR	Brazil	424,236	10,813,776

			39,393,429

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 16.0%
Diversified Telecommunication Services 4.5%
China Telecom Corp., Ltd.	China	12,504,000	$5,526,551
China Unicom, Ltd.	Hong Kong	1,734,199	2,220,331
Chunghwa Telecom Co., Ltd., ADR	Taiwan	141,480	2,458,923
KT Corp., ADR	South Korea	626,500	10,055,325
PT Telekomunikasi Indonesia, ADR	Indonesia	138,164	4,685,141
Telefonica de Argentina SA, ADR * +	Argentina	46,400	444,512
Telekomunikacja Polska SA	Poland	900,000	5,265,013

			30,655,796

Wireless Telecommunication Services 11.5%
America Movil SA de CV, Ser. L, ADR	Mexico	255,000	11,253,150
Bharti Airtel, Ltd.	India	800,000	4,938,499
China Mobile, Ltd.	Hong Kong	850,000	7,959,339
China Mobile, Ltd., ADR	Hong Kong	303,900	14,201,247
Mobile TeleSystems, ADR	Russia	175,000	7,927,500
MTN Group, Ltd.	South Africa	509,932	7,654,348
SK Telecom Co., Ltd.	South Korea	13,720	2,097,489
SK Telecom Co., Ltd., ADR	South Korea	531,119	8,874,998
Tim Participacoes SA *	Brazil	1,235,363	3,857,003
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	598,470	9,832,862

			78,596,435

UTILITIES 0.4%
Electric Utilities 0.4%
Korea Electric Power Corp. *	South Korea	106,000	3,013,407

Total Common Stocks (cost $496,238,855)			597,196,791

PREFERRED STOCKS 3.1%
FINANCIALS 0.7%
Commercial Banks 0.7%
Banco Estado Rio Grande Sul, Class B, 4.49%	Brazil	720,000	4,700,272

INDUSTRIALS 0.8%
Road & Rail 0.8%
All America Latina Logistica, Var. Rate Pfd.	Brazil	750,000	5,530,484

MATERIALS 1.0%
Metals & Mining 1.0%
Vale SA, ADR, 2.15%	Brazil	310,000	7,161,000

UTILITIES 0.6%
Electric Utilities 0.6%
Eletrobras SA, Class B, 6.91%	Brazil	300,000	3,831,744

Total Preferred Stocks (cost $12,745,452)			21,223,500

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

RIGHTS 0.0%
INDUSTRIALS 0.0%
Road & Rail 0.0%
All America Latina Logistica, Expiring 11/03/2009 * + ☐ (cost $0)	Brazil	11,237	$0

SHORT-TERM INVESTMENTS 9.6%
MUTUAL FUND SHARES 9.6%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø (cost $65,696,097)	United States	65,696,097	65,696,097

Total Investments (cost $574,680,404) 100.2%			684,116,388
Other Assets and Liabilities (0.2%)			(1,191,504)

Net Assets 100.0%			$682,924,884

*	Non-income producing security
+	Security is deemed illiquid.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2009:

Brazil	14.3%
South Korea	12.1%
Taiwan	11.1%
South Africa	9.2%
Mexico	6.6%
India	6.0%
Russia	5.8%
China	5.7%
Cayman Islands	5.2%
Hong Kong	4.9%
Thailand	3.6%
Malaysia	3.1%
Indonesia	2.8%
Israel	2.4%
Turkey	2.3%
Philippines	1.4%
Bermuda	0.9%
Peru	0.9%
Poland	0.9%
United Kingdom	0.4%
Argentina	0.4%

100.0%

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2009

The following table shows the percent of total long-term investments by sector as of October 31, 2009:

Telecommunication Services	17.7%
Information Technology	15.1%
Financials	14.4%
Energy	12.3%
Consumer Staples	12.0%
Materials	10.1%
Consumer Discretionary	9.1%
Industrials	7.4%
Utilities	1.1%
Health Care	0.8%

100.0%

See Notes to Financial Statements

21

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $508,984,307)	$618,420,291
Investments in affiliated issuers, at value (cost $65,696,097)	65,696,097

Total investments	684,116,388
Foreign currency, at value (cost $6,385,637)	6,233,716
Receivable for Fund shares sold	6,742,520
Dividends receivable	558,690
Prepaid expenses and other assets	51,011

Total assets	697,702,325

Liabilities
Payable for securities purchased	5,603,714
Payable for Fund shares redeemed	8,988,519
Advisory fee payable	67,967
Distribution Plan expenses payable	20,076
Due to other related parties	7,251
Accrued expenses and other liabilities	89,914

Total liabilities	14,777,441

Net assets	$682,924,884

Net assets represented by
Paid-in capital	$607,553,192
Undistributed net investment income	94
Accumulated net realized losses on investments	(33,912,566)
Net unrealized gains on investments	109,284,164

Total net assets	$682,924,884

Net assets consists of
Class A	$357,353,905
Class B	25,498,633
Class C	121,216,285
Class I	178,856,061

Total net assets	$682,924,884

Shares outstanding (unlimited number of shares authorized)
Class A	21,029,240
Class B	1,714,351
Class C	8,209,581
Class I	10,077,156

Net asset value per share
Class A	$16.99
Class A — Offering price (based on sales charge of 5.75%)	$18.03
Class B	$14.87
Class C	$14.77
Class I	$17.75

See Notes to Financial Statements

22

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $1,384,050)	$9,747,469
Securities lending	260,320
Income from affiliated issuers	56,970

Total investment income	10,064,759

Expenses
Advisory fee	5,307,385
Distribution Plan expenses
Class A	506,200
Class B	201,297
Class C	748,708
Administrative services fee	433,187
Transfer agent fees	1,209,390
Trustees’ fees and expenses	9,675
Printing and postage expenses	78,091
Custodian and accounting fees	566,174
Registration and filing fees	97,253
Professional fees	50,043
Interest expense	676
Other	8,588

Total expenses	9,216,667
Less: Expense reductions	(202)
Fee waivers	(39,728)

Net expenses	9,176,737

Net investment income	888,022

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities in unaffiliated issuers	(33,257,479)
Foreign currency related transactions	(283,859)

Net realized losses on investments	(33,541,338)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	227,792,918
Foreign currency related transactions	83,286

Net change in unrealized gains or losses on investments	227,876,204

Net realized and unrealized gains or losses on investments	194,334,866

Net increase in net assets resulting from operations	$195,222,888

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009		2008

Operations
Net investment income		$888,022		$4,062,343
Net realized gains or losses on investments		(33,541,338)		56,341,578
Net change in unrealized gains or losses on investments		227,876,204		(475,876,006)

Net increase (decrease) in net assets resulting from operations		195,222,888		(415,472,085)

Distributions to shareholders from
Net investment income
Class A		(1,324,455)		(1,703,853)
Class B		0		(18,169)
Class C		0		(167,163)
Class I		(1,947,174)		(2,472,045)
Net realized gains
Class A		(17,781,194)		(34,495,579)
Class B		(2,809,336)		(5,269,745)
Class C		(8,714,154)		(16,879,005)
Class I		(17,632,361)		(38,958,536)

Total distributions to shareholders		(50,208,674)		(99,964,095)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	15,363,329	216,862,804	5,963,702	138,256,557
Class B	439,351	5,140,419	503,263	10,657,181
Class C	4,491,864	55,872,072	1,924,758	40,353,307
Class I	3,526,982	51,335,755	2,260,638	48,870,535

		329,211,050		238,137,580

Net asset value of shares issued in reinvestment of distributions
Class A	1,642,029	16,019,756	1,172,126	29,256,553
Class B	282,313	2,385,546	195,192	4,351,250
Class C	714,006	5,990,514	509,291	11,298,475
Class I	969,183	9,923,780	651,168	16,902,822

		34,319,596		61,809,100

Automatic conversion of Class B shares to Class A shares
Class A	49,859	704,547	52,874	1,185,310
Class B	(56,772)	(704,547)	(59,036)	(1,185,310)

		0		0

Payment for shares redeemed
Class A	(6,004,819)	(78,905,606)	(7,223,791)	(146,359,890)
Class B	(510,319)	(5,616,705)	(613,772)	(11,407,174)
Class C	(1,963,424)	(21,795,605)	(2,339,654)	(41,877,550)
Class I	(4,998,805)	(64,801,187)	(3,883,406)	(86,842,819)

		(171,119,103)		(286,487,433)

Net increase in net assets resulting from capital share transactions		192,411,543		13,459,247

Total increase (decrease) in net assets		337,425,757		(501,976,933)

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2009	2008

Net assets
Beginning of period	$345,499,127	$847,476,060

End of period	$682,924,884	$345,499,127

Undistributed net investment income	$94	$2,459,067

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Emerging Markets Growth Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009, which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

26

NOTES TO FINANCIAL STATEMENTS continued

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

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NOTES TO FINANCIAL STATEMENTS continued

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due net realized foreign currency gains or losses and overdistributed net investment income. During the year ended October 31, 2009, the following amounts were reclassified:

Paid-in capital	$(387,048)
Undistributed net investment income	(75,366)
Accumulated net realized losses on investments	462,414

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 1.30% and declining to 1.00% as average daily net assets increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 1.23% of the Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $39,728.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended October 31, 2009, EIS received $94,154 from the sale of Class A shares and $9,799, $55,360 and $25,573 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $185,990,552 and $92,205,715, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

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NOTES TO FINANCIAL STATEMENTS continued

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$287,168,583	$310,028,208	$0	$597,196,791
Preferred stocks	21,223,500	0	0	21,223,500
Short-term investments	65,696,097	0	0	65,696,097

	$374,088,180	$310,028,208	$0	$684,116,388

Further details on the major security types listed above can be found in the Schedule of Investments.

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $577,875,899. The gross unrealized appreciation and depreciation on securities based on tax cost was $134,587,699 and $28,347,210, respectively, with a net unrealized appreciation of $106,240,489.

As of October 31, 2009, the Fund had $30,717,071in capital loss carryovers for federal income tax purposes expiring in 2017.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

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NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$106,100,755	$30,717,071	$(11,992)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2009	2008

Ordinary Income	$3,271,629	$23,863,487
Long-term Capital Gain	46,937,045	76,100,608

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

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NOTES TO FINANCIAL STATEMENTS continued

During the year ended October 31, 2009, the Fund had average borrowings outstanding of $110,820 at a rate of 0.61% and paid interest of $676.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the

32

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Emerging Markets Growth Fund, a series of the Evergreen International Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Emerging Markets Growth Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

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ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $46,937,045 for the fiscal year ended October 31, 2009.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2009, the total amount of foreign taxes expected to be passed through to shareholders was $770,324 on foreign source income of $10,955,887. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Emerging Markets Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the

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ADDITIONAL INFORMATION (unaudited) continued

larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the

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ADDITIONAL INFORMATION (unaudited) continued

funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets Index (Gross), and had performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the ten-year period ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the

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ADDITIONAL INFORMATION (unaudited) continued

reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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43

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

44

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

45

564341 rv7 12/2009

Evergreen Global Large Cap Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
24	STATEMENT OF ASSETS AND LIABILITIES
25	STATEMENT OF OPERATIONS
26	STATEMENTS OF CHANGES IN NET ASSETS
28	NOTES TO FINANCIAL STATEMENTS
37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
38	ADDITIONAL INFORMATION
48	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Global Large Cap Equity Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

1

LETTER TO SHAREHOLDERS continued

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

William E. Zieff

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 11/1/1995

	Class A	Class B	Class C	Class I
Class inception date	6/3/1996	6/3/1996	6/3/1996	11/1/1995

Nasdaq symbol	EAGLX	EBGLX	ECGLX	EYGLX

Average annual return*

1-year with sales charge	9.69%	10.61%	14.63%	N/A

1-year w/o sales charge	16.38%	15.61%	15.63%	16.69%

5-year	0.54%	0.71%	1.02%	2.02%

10-year	-1.57%	-1.70%	-1.70%	-0.72%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Global Large Cap Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International World Free Index (Net) (MSCI World Free (N)) and the Consumer Price Index (CPI).

The MSCI World Free (N) is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

All data is as of October 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 16.38% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the MSCI World Free (N) returned 18.42%.

The fund’s objective is to seek to provide shareholders with long-term growth of capital.

Investment process

Evergreen Global Large Cap Equity Fund invests in a full spectrum of value and growth oriented companies selected from its global developed markets benchmark. The portfolio strategy uses a disciplined stock selection process based on proprietary research and analysis of company fundamentals and market data. The process is principally quantitative and objective in nature, searching for stocks that are attractive on the basis of valuation, quality, and sentiment. Risk is explicitly managed with both state-of-the-art tools and traditional-style research to help ensure a well-diversified portfolio highly reflective of the benchmark. This process is geared towards adding value relative to the benchmark through stock selection with no active view on individual sector or country performance. The currency exposure of the portfolio reflects that of the underlying benchmark and currency hedging is not part of the investment process.

Contributors to performance

The fund’s holding in Old Mutual, a London-based provider of investments, insurance and banking services, and Aflac, a U.S.-based provider of health and life insurance, both added value on a relative basis. In software, Tencent Holding, a provider of internet services, was up nearly 150%. Other positions in this sector generally performed well. In banks, Australia & New Zealand Banking Group, BOC Hong Kong, and Nordea were the top performers. Australia & New Zealand Banking Group was a strong performer as loan losses stabilized and the company’s strong capital ratios provided extra stability. BOC Hong Kong similarly performed well on strong growth and lower risks. From the country perspective, stock selection worked well in Germany, Hong Kong, and Canada. In Germany, not owning Volkswagen and taking an overweight position in BASF were the most successful. BASF, which manufactures chemical products, did well on cost cutting and demand improvement. In Hong Kong, previously mentioned Tencent Holding was the strong relative performer. From Canada, Teck Resources, a Canadian based mining company, was up nearly 190% for the period. Teck Resources continued to beat expectations on better-than-expected results in the coal business.

Detractors from performance

As to be expected with this strategy, underperformance on a relative basis was also due to stock selection. Consistent with our disciplined risk management of the investment process, few individual securities detracted meaningfully from performance. From the industry perspective, stock selection in pharmaceuticals, telecommunications, and food and drug retailing were the least successful. In pharmaceuticals, Japan-based Takeda Pharmaceutical underperformed on a relative basis on generally weak results. Our decision not to own U.S.-based Schering Plough held back results as the stock’s value

6

PORTFOLIO MANAGER COMMENTARY continued

increased after a takeover offer from rival Merck. In telecommunications, stock selection was generally weak in names such as NTT DoCoMo, Nippon Telegraph, and Sprint. NTT DoCoMo, the worst relative performer, produced disappointing results, with operating profits declining nearly 17% year-over-year. In food and drug retailing, Kroger, a U.S.-based operator of drug stores, multi-department stores, jewelry, and convenience stores, underperformed the peer group. Kroger missed consensus estimates for the quarter and margins were generally weak for the period because of grocery deflation and cautious consumers. From the country perspective, stock selection was the least successful in the United States and Australia. In the U.S., healthcare company Baxter International and Apollo, a provider of educational programs and services, are two examples. In Australia, stock selection was generally weak, with no notable mentions.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,248.11	$9.12
Class B	$1,000.00	$1,243.34	$13.34
Class C	$1,000.00	$1,243.85	$13.35
Class I	$1,000.00	$1,250.00	$7.71
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.09	$8.19
Class B	$1,000.00	$1,013.31	$11.98
Class C	$1,000.00	$1,013.31	$11.98
Class I	$1,000.00	$1,018.35	$6.92

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C and 1.36% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.44	$21.46	$19.18	$16.07	$14.31

Income from investment operations
Net investment income	0.16 [1]	0.21	0.19 [1]	0.13 [1]	0.08 [1]
Net realized and unrealized gains or losses on investments	1.43	(8.15)	3.57	3.10	1.68

Total from investment operations	1.59	(7.94)	3.76	3.23	1.76

Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.13)	(0.12)	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0

Total distributions to shareholders	(0.46)	(3.08)	(1.48)	(0.12)	0

Net asset value, end of period	$11.57	$10.44	$21.46	$19.18	$16.07

Total return[2]	16.38%	(42.61)%	20.89%	20.23%	12.30%

Ratios and supplemental data
Net assets, end of period (thousands)	$54,794	$53,600	$110,031	$100,122	$95,782
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.61%	1.61%	1.64%	1.83%	1.84%
Expenses excluding waivers/reimbursements and expense reductions	2.10%	1.85%	1.82%	1.92%	1.96%
Net investment income	1.67%	1.45%	0.97%	0.73%	0.54%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.60	$19.91	$17.90	$14.99	$13.44

Income from investment operations
Net investment income (loss)	0.09 [1]	0.09 [1]	0.04 [1]	0 [1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	1.33	(7.53)	3.32	2.91	1.57

Total from investment operations	1.42	(7.44)	3.36	2.91	1.55

Distributions to shareholders from
Net investment income	(0.02)	0	0	0	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0

Total distributions to shareholders	(0.29)	(2.87)	(1.35)	0	0

Net asset value, end of period	$10.73	$9.60	$19.91	$17.90	$14.99

Total return[2]	15.61%	(43.06)%	20.00%	19.41%	11.53%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,285	$3,038	$9,384	$16,703	$24,803
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.36%	2.36%	2.53%	2.54%
Expenses excluding waivers/reimbursements and expense reductions	2.85%	2.58%	2.52%	2.62%	2.66%
Net investment income (loss)	1.00%	0.64%	0.23%	(0.01)%	(0.16)%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.54	$19.87	$17.86	$14.96	$13.42

Income from investment operations
Net investment income (loss)	0.08 [1]	0.10	0.05 [1]	0 [1]	(0.02)[1]
Net realized and unrealized gains or losses on investments	1.32	(7.49)	3.31	2.90	1.56

Total from investment operations	1.40	(7.39)	3.36	2.90	1.54

Distributions to shareholders from
Net investment income	(0.06)	(0.07)	0	0	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0

Total distributions to shareholders	(0.33)	(2.94)	(1.35)	0	0

Net asset value, end of period	$10.61	$9.54	$19.87	$17.86	$14.96

Total return[2]	15.63%	(43.05)%	20.04%	19.39%	11.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,134	$8,478	$17,676	$17,484	$19,125
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.36%	2.36%	2.36%	2.53%	2.54%
Expenses excluding waivers/reimbursements and expense reductions	2.85%	2.58%	2.52%	2.62%	2.66%
Net investment income (loss)	0.93%	0.69%	0.25%	0.01%	(0.16)%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.78	$22.09	$19.70	$16.51	$14.66

Income from investment operations
Net investment income	0.19 [1]	0.27 [1]	0.26 [1]	0.18 [1]	0.13 [1]
Net realized and unrealized gains or losses on investments	1.49	(8.44)	3.67	3.19	1.72

Total from investment operations	1.68	(8.17)	3.93	3.37	1.85

Distributions to shareholders from
Net investment income	(0.24)	(0.27)	(0.19)	(0.18)	0
Net realized gains	(0.27)	(2.87)	(1.35)	0	0
Total distributions to shareholders	(0.51)	(3.14)	(1.54)	(0.18)	0

Net asset value, end of period	$11.95	$10.78	$22.09	$19.70	$16.51

Total return	16.69%	(42.49)%	21.26%	20.57%	12.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,099	$1,097	$2,897	$3,112	$3,424
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.36%	1.36%	1.36%	1.53%	1.54%
Expenses excluding waivers/reimbursements and expense reductions	1.85%	1.58%	1.52%	1.62%	1.66%
Net investment income	1.90%	1.66%	1.27%	1.02%	0.83%
Portfolio turnover rate	25%	25%	43%	43%	53%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

October 31, 2009

	Country	Shares	Value

COMMON STOCKS 99.2%
CONSUMER DISCRETIONARY 9.5%
Auto Components 0.1%
Aisin Seiki Co., Ltd.	Japan	3,900	$98,202

Automobiles 1.6%
Daimler AG	Germany	3,516	171,150
Nissan Motor Co., Ltd. *	Japan	34,000	241,772
Toyota Motor Corp.	Japan	16,100	637,079

			1,050,001

Diversified Consumer Services 0.3%
Apollo Group, Inc., Class A *	United States	3,062	174,840

Hotels, Restaurants & Leisure 0.8%
Carnival Corp.	Panama	3,020	87,942
Darden Restaurants, Inc. *	United States	1,865	56,528
McDonald’s Corp.	United States	4,331	253,840
OPAP SA *	Greece	4,948	126,424

			524,734

Household Durables 1.1%
Makita Corp.	Japan	11,000	367,776
Newell Rubbermaid, Inc.	United States	11,309	164,094
Whirlpool Corp.	United States	2,945	210,832

			742,702

Media 2.6%
DISH Network Corp., Class A *	United States	3,605	62,727
Jupiter Telecommunications Co., Ltd.	Japan	150	137,794
Omnicom Group, Inc.	United States	4,710	161,459
Singapore Press Holdings, Ltd.	Singapore	88,000	239,477
Thomson Reuters Corp. *	Canada	8,000	254,480
Time Warner Cable, Inc.	United States	1,990	78,486
Time Warner, Inc.	United States	7,925	238,701
Viacom, Inc., Class B *	United States	3,884	107,160
Vivendi SA	France	15,971	442,366

			1,722,650

Multiline Retail 1.4%
Big Lots, Inc. *	United States	4,513	113,051
Macy’s, Inc.	United States	10,700	187,999
Marks & Spencer Group plc	United Kingdom	34,679	194,320
Marui Group Co., Ltd.	Japan	10,000	56,998
PPR SA	France	871	95,018
Target Corp.	United States	5,125	248,204

			895,590

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 1.1%
Aoyama Trading Co., Ltd.	Japan	12,000	$193,822
AutoZone, Inc. *	United States	1,592	215,413
Best Buy Co., Inc.	United States	4,487	171,314
Home Depot, Inc. *	United States	6,867	172,293

			752,842

Textiles, Apparel & Luxury Goods 0.5%
Nike, Inc., Class B	United States	2,889	179,638
Yue Yuen Industrial Holdings, Ltd.	Bermuda	61,000	169,034

			348,672

CONSUMER STAPLES 10.0%
Beverages 2.2%
Asahi Breweries, Ltd. *	Japan	15,000	266,487
Carlsberg AS, Class B	Denmark	2,326	162,599
Coca-Cola Co. *	United States	3,115	166,061
Coca-Cola Enterprises, Inc.	United States	12,120	231,128
Dr. Pepper Snapple Group, Inc. *	United States	5,720	155,927
PepsiCo, Inc.	United States	4,052	245,349
SABMiller plc	United Kingdom	8,454	222,009

			1,449,560

Food & Staples Retailing 1.9%
CVS Caremark Corp. *	United States	6,386	225,426
Koninklijke Ahold NV	Netherlands	14,110	177,688
Kroger Co.	United States	12,084	279,503
Wal-Mart Stores, Inc.	United States	11,677	580,113

			1,262,730

Food Products 3.2%
Archer Daniels Midland Co. *	United States	8,338	251,141
Bunge, Ltd.	Bermuda	2,337	133,349
ConAgra Foods, Inc.	United States	9,604	201,684
Dean Foods Co. *	United States	4,812	87,723
Nestle SA	Switzerland	21,421	995,755
Parmalat SpA	Italy	79,944	221,376
Unilever plc *	United Kingdom	9,043	270,675

			2,161,703

Household Products 1.1%
Kao Corp. *	Japan	6,000	134,769
Procter & Gamble Co.	United States	7,707	447,006
Reckitt Benckiser Group plc	United Kingdom	3,006	149,459

			731,234

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Tobacco 1.6%
Altria Group, Inc.	United States	11,113	$201,257
British American Tobacco plc	United Kingdom	17,752	566,809
Philip Morris International, Inc.	United States	5,973	282,881

			1,050,947

ENERGY 10.9%
Energy Equipment & Services 1.3%
ENSCO International, Inc. *	United States	4,286	196,256
Noble Corp.	Switzerland	8,616	351,016
Seadrill, Ltd. *	Bermuda	6,583	137,297
Technip SA	France	2,967	186,836

			871,405

Oil, Gas & Consumable Fuels 9.6%
Apache Corp. *	United States	3,471	326,690
BP plc	United Kingdom	65,621	618,001
Chevron Corp.	United States	9,320	713,353
ConocoPhillips	United States	7,115	357,031
El Paso Corp.	United States	13,224	129,727
EnCana Corp.	Canada	9,500	526,778
ENI SpA	Italy	31,899	790,872
Exxon Mobil Corp.	United States	15,533	1,113,250
Marathon Oil Corp.	United States	7,172	229,289
Nexen, Inc.	Canada	9,000	193,632
OMV AG	Austria	4,151	171,553
Plains Exploration & Production Co. *	United States	4,906	130,009
Repsol YPF SA	Spain	10,984	292,418
Royal Dutch Shell plc, Class B	United Kingdom	18,461	534,774
StatoilHydro ASA *	Norway	9,979	236,649

			6,364,026

FINANCIALS 20.1%
Capital Markets 2.7%
Ameriprise Financial, Inc.	United States	2,214	76,759
Bank of New York Mellon Corp. *	United States	6,968	185,767
BlackRock, Inc. *	United States	838	181,419
Credit Suisse Group AG	Switzerland	1,575	84,127
Daiwa Securities Group, Inc.	Japan	29,300	155,719
Deutsche Bank AG	Germany	5,694	412,316
Goldman Sachs Group, Inc.	United States	2,585	439,889
State Street Corp.	United States	3,651	153,269
TD Ameritrade Holding Corp. *	United States	7,371	142,260

			1,831,525

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks 8.9%
Australia & New Zealand Banking Group, Ltd.	Australia	26,202	$532,949
Banco Santander SA	Spain	38,806	624,656
Barclays plc *	United Kingdom	34,792	182,033
BNP Paribas SA	France	7,268	546,761
BOC Hong Kong Holdings, Ltd. *	Hong Kong	135,000	310,122
Canadian Imperial Bank of Commerce *	Canada	3,050	174,761
Credit Agricole SA	France	6,616	127,061
Hang Seng Bank, Ltd.	Hong Kong	13,700	194,052
HSBC Holdings plc	United Kingdom	54,628	604,525
Intesa Sanpaolo SpA *	Italy	50,752	165,298
Lloyds TSB Group plc *	United Kingdom	24,472	34,621
Mitsubishi UFJ Financial Group, Inc.	Japan	28,000	149,470
National Bank of Canada	Canada	4,783	249,261
National Bank of Greece SA *	Greece	3,960	143,805
Nordea Bank AB *	Sweden	29,724	325,214
Royal Bank of Canada	Canada	8,925	452,003
Royal Bank of Scotland Group plc *	United Kingdom	106,342	72,666
Sumitomo Mitsui Financial Group, Inc.	Japan	4,600	158,006
Sumitomo Trust & Banking Co., Ltd.	Japan	48,000	247,739
Wells Fargo & Co. °	United States	22,059	607,064

			5,902,067

Diversified Financial Services 1.7%
Bank of America Corp.	United States	23,470	342,193
ING Groep NV *	Netherlands	16,321	211,018
JPMorgan Chase & Co.	United States	14,373	600,360

			1,153,571

Insurance 5.0%
ACE, Ltd.	Switzerland	6,439	330,707
AFLAC, Inc.	United States	5,352	222,054
Allianz SE	Germany	1,103	126,412
Aviva plc	United Kingdom	33,715	211,101
AXA SA	France	11,794	293,095
Axis Capital Holdings, Ltd.	Bermuda	5,549	160,311
CNP Assurances	France	2,667	257,916
Legal & General Group plc	United Kingdom	48,929	62,853
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	1,992	315,942
Old Mutual plc	United Kingdom	123,488	214,313
PartnerRe, Ltd.	Bermuda	1,574	120,379
QBE Insurance Group, Ltd.	Australia	8,402	169,108
Suncorp-Metway, Ltd.	Australia	28,107	218,687
Tokio Marine Holdings, Inc.	Japan	7,300	187,832

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Insurance continued
Travelers Companies, Inc.	United States	5,645	$281,065
Unum Group *	United States	6,411	127,899

			3,299,674

Real Estate Investment Trusts (REITs) 1.2%
Corio NV	Netherlands	4,633	314,236
Host Hotels & Resorts, Inc.	United States	14,382	145,402
Japan Retail Fund Investment Corp.	Japan	15	71,204
Nippon Building Fund, Inc.	Japan	15	123,845
Simon Property Group, Inc.	United States	1,959	132,997

			787,684

Real Estate Management & Development 0.6%
Wharf Holdings, Ltd.	Hong Kong	71,000	383,056

HEALTH CARE 9.9%
Biotechnology 0.6%
Amgen, Inc. *	United States	7,117	382,397

Health Care Equipment & Supplies 1.1%
Baxter International, Inc.	United States	6,731	363,878
Smith & Nephew plc	United Kingdom	26,946	238,399
St. Jude Medical, Inc. *	United States	4,220	143,817

			746,094

Health Care Providers & Services 1.0%
Humana, Inc. *	United States	4,131	155,243
McKesson Corp.	United States	3,758	220,707
WellPoint, Inc. *	United States	5,883	275,089

			651,039

Life Sciences Tools & Services 0.3%
Thermo Fisher Scientific, Inc. *	United States	4,371	196,695

Pharmaceuticals 6.9%
AstraZeneca plc	United Kingdom	10,450	469,699
Eli Lilly & Co.	United States	10,017	340,678
Forest Laboratories, Inc. *	United States	7,707	213,253
GlaxoSmithKline plc	United Kingdom	17,875	367,090
Johnson & Johnson	United States	13,014	768,477
Novartis AG	Switzerland	9,932	518,085
Pfizer, Inc.	United States	33,912	577,521
Roche Holding AG	Switzerland	1,757	281,510
Sanofi-Aventis SA	France	8,043	587,886
Takeda Pharmaceutical Co., Ltd.	Japan	10,700	430,286

			4,554,485

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 9.9%
Aerospace & Defense 2.0%
BAE Systems plc *	United Kingdom	47,612	$245,013
Bombardier, Inc.	Canada	42,000	170,399
General Dynamics Corp.	United States	4,427	277,573
L-3 Communications Holdings, Inc.	United States	4,464	322,703
Northrop Grumman Corp.	United States	6,512	326,446

			1,342,134

Commercial Services & Supplies 0.6%
Pitney Bowes, Inc. *	United States	2,270	55,615
Securitas AB	Sweden	14,983	141,877
Toppan Printing Co., Ltd.	Japan	19,000	168,946

			366,438

Construction & Engineering 1.3%
Foster Wheeler, Ltd. *	Switzerland	4,443	124,360
Hochtief AG	Germany	1,212	91,048
KBR, Inc.	United States	5,396	110,456
Skanska AB, B Shares *	Sweden	18,661	278,802
Vinci SA	France	4,873	254,336

			859,002

Electrical Equipment 0.5%
Alstom SA	France	2,237	154,879
Mitsubishi Electric Corp. *	Japan	22,000	165,925

			320,804

Industrial Conglomerates 1.8%
General Electric Co.	United States	27,059	385,861
Koninklijke Philips Electronics NV	Netherlands	10,708	269,187
Siemens AG	Germany	4,072	366,926
Tyco International, Ltd.	Switzerland	5,634	189,021

			1,210,995

Machinery 1.2%
Amada Co., Ltd. *	Japan	28,000	171,766
Caterpillar, Inc.	United States	2,640	145,358
Flowserve Corp.	United States	1,694	166,368
MAN SE	Germany	1,949	160,447
Wartsila Oyj	Finland	4,275	154,514

			798,453

Marine 0.2%
Pacific Basin Shipping, Ltd.	Bermuda	173,000	126,796

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Professional Services 0.4%
Experian plc	United Kingdom	19,235	$176,223
Manpower, Inc. *	United States	2,585	122,555

			298,778

Road & Rail 0.9%
CSX Corp.	United States	8,632	364,098
Nippon Express Co., Ltd.	Japan	30,000	121,558
Norfolk Southern Corp.	United States	2,651	123,589

			609,245

Trading Companies & Distributors 1.0%
Mitsui & Co., Ltd. *	Japan	26,000	335,562
Sumitomo Corp. *	Japan	32,000	311,573

			647,135

INFORMATION TECHNOLOGY 12.4%
Communications Equipment 0.7%
Cisco Systems, Inc. *	United States	15,946	364,366
QUALCOMM, Inc. *	United States	2,786	115,368

			479,734

Computers & Peripherals 3.7%
Apple, Inc. *	United States	2,742	516,867
Hewlett-Packard Co.	United States	13,840	656,846
International Business Machines Corp.	United States	7,185	866,583
Western Digital Corp. *	United States	6,350	213,868
Wincor Nixdorf AG *	Germany	3,561	208,176

			2,462,340

Electronic Equipment, Instruments & Components 0.5%
Arrow Electronics, Inc. *	United States	3,595	91,097
Flextronics International, Ltd. *	Singapore	19,072	123,587
Jabil Circuit, Inc.	United States	10,524	140,811

			355,495

Internet Software & Services 1.6%
eBay, Inc. *	United States	8,735	194,529
Google, Inc., Class A *	United States	583	312,558
Open Text Corp. *	Canada	5,200	194,150
Tencent Holdings, Ltd.	Cayman Islands	21,000	366,496

			1,067,733

IT Services 1.8%
Accenture plc	Ireland	8,616	319,481
Capgemini SA	France	3,942	182,996

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
IT Services continued
Computer Sciences Corp. *	United States	4,531	$229,767
Fujitsu, Ltd.	Japan	43,000	250,021
Logica plc	United Kingdom	102,655	194,560

			1,176,825

Office Electronics 0.6%
Canon, Inc.	Japan	8,200	307,712
Xerox Corp. *	United States	7,059	53,083

			360,795

Semiconductors & Semiconductor Equipment 1.2%
Intel Corp.	United States	21,477	410,425
National Semiconductor Corp.	United States	8,192	106,005
Texas Instruments, Inc.	United States	13,092	307,007

			823,437

Software 2.3%
Microsoft Corp.	United States	26,361	730,991
Oracle Corp.	United States	25,398	535,898
Symantec Corp. *	United States	13,099	230,280

			1,497,169

MATERIALS 6.8%
Chemicals 1.8%
Agrium, Inc. *	Canada	2,500	116,307
Air Products & Chemicals, Inc. *	United States	2,689	207,403
BASF SE	Germany	10,560	564,926
Eastman Chemical Co. *	United States	2,285	119,985
Syngenta AG	Switzerland	718	169,959

			1,178,580

Containers & Packaging 0.3%
Owens-Illinois, Inc. *	United States	5,504	175,467

Metals & Mining 3.9%
Alumina, Ltd. *	Australia	89,928	131,023
Anglo American plc *	United Kingdom	8,369	304,006
BHP Billiton plc	United Kingdom	29,243	790,927
Freeport-McMoRan Copper & Gold, Inc.	United States	3,886	285,077
JFE Holdings, Inc. *	Japan	7,500	241,518
Kobe Steel, Ltd. *	Japan	119,000	215,109
Teck Cominco, Ltd. *	Canada	9,400	272,865
ThyssenKrupp AG	Germany	8,174	262,952
Xstrata plc *	United Kingdom	7,740	110,864

			2,614,341

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Paper & Forest Products 0.8%
International Paper Co.	United States	9,259	$206,568
Svenska Cellulosa AB	Sweden	21,865	303,856

			510,424

TELECOMMUNICATION SERVICES 5.1%
Diversified Telecommunication Services 3.3%
AT&T, Inc.	United States	23,512	603,553
France Telecom	France	14,006	346,311
Nippon Telegraph & Telephone Corp.	Japan	4,800	198,305
Telefonica SA	Spain	23,975	669,188
Telus Corp.	Canada	6,240	185,980
Verizon Communications, Inc.	United States	5,907	174,788

			2,178,125

Wireless Telecommunication Services 1.8%
NTT DoCoMo, Inc. *	Japan	201	292,801
Rogers Communications, Inc., Class B	Canada	3,500	102,699
Sprint Nextel Corp. *	United States	19,674	58,235
Vodafone Group plc	United Kingdom	333,788	738,503

			1,192,238

UTILITIES 4.6%
Electric Utilities 3.0%
Cheung Kong Infrastructure Holdings, Ltd.	Bermuda	52,000	184,377
E.ON AG	Germany	11,733	448,479
Edison International	United States	7,295	232,127
Enel SpA	Italy	77,553	462,341
Kyushu Electric Power Co., Inc.	Japan	12,100	247,485
Mirant Corp. *	United States	9,546	133,453
NRG Energy, Inc. *	United States	7,352	169,022
Pepco Holdings, Inc.	United States	8,517	127,159

			2,004,443

Independent Power Producers & Energy Traders 0.4%
AES Corp. *	United States	17,960	234,737

Multi-Utilities 1.2%
A2A SpA	Italy	38,434	70,838
CenterPoint Energy, Inc.	United States	23,808	299,981
GDF Suez	France	5,554	232,442
RWE AG	Germany	2,164	189,485

			792,746

Total Common Stocks (cost $68,377,784)			65,774,534

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

PREFERRED STOCKS 0.3%
HEALTH CARE 0.3%
Health Care Equipment & Supplies 0.3%
Fresenius SE, Var. Rate Pfd. (cost $288,582)	Germany	3,644	$211,526

	Country	Principal Amount	Value

SHORT-TERM INVESTMENTS 0.4%
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bills:
0.02%, 01/07/2010 ß ƒ	United States	$100,000	99,998
0.09%, 12/31/2009 ß ƒ	United States	10,000	10,000

			109,998

	Country	Shares	Value

MUTUAL FUND SHARES 0.2%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø	United States	173,025	173,025

Total Short-Term Investments (cost $283,012)			283,023

Total Investments (cost $68,949,378) 99.9%			66,269,083
Other Assets and Liabilities 0.1%			43,492

Net Assets 100.0%			$66,312,575

*	Non-income producing security
°

Security represents an investment in a non-controlled affiliate. At October 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $751,231 and earned $17,737 of income from Wells Fargo & Co. for the year ended October 31, 2009, which is included in income from affiliated issuers.

ß	Rate shown represents the yield to maturity at date of purchase.
ƒ	All or a portion of this security was pledged to cover initial margin requirements for open futures contracts.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by geographic location as of October 31, 2009:

United States	42.6%
United Kingdom	11.5%
Japan	10.1%
France	5.6%
Germany	5.3%
Switzerland	4.6%
Canada	4.4%
Italy	2.6%
Spain	2.4%
Australia	1.6%
Bermuda	1.6%
Sweden	1.6%
Netherlands	1.5%
Hong Kong	1.3%
Cayman Islands	0.6%
Singapore	0.6%
Ireland	0.5%
Greece	0.4%
Norway	0.4%
Austria	0.3%
Denmark	0.2%
Finland	0.2%
Panama	0.1%

100.0%

See Notes to Financial Statements

22

SCHEDULE OF INVESTMENTS continued

October 31, 2009

The following table shows the percent of total long-term investments by sector as of October 31, 2009:

Financials	20.2%
Information Technology	12.5%
Energy	11.0%
Health Care	10.2%
Consumer Staples	10.1%
Industrials	10.0%
Consumer Discretionary	9.5%
Materials	6.8%
Telecommunication Services	5.1%
Utilities	4.6%

100.0%

See Notes to Financial Statements

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $68,025,122)	$65,488,994
Investments in affiliated issuers, at value (cost $924,256)	780,089

Total investments	66,269,083
Foreign currency, at value (cost $22,300)	22,034
Dividends receivable	141,643
Prepaid expenses and other assets	22,456

Total assets	66,455,216

Liabilities
Payable for securities purchased	7,196
Payable for Fund shares redeemed	77,034
Payable for daily variation margin on open futures contracts	8,631
Advisory fee payable	3,237
Distribution Plan expenses payable	2,038
Due to other related parties	1,626
Trustees’ fees and expenses payable	16,805
Printing and postage expenses payable	18,801
Accrued expenses and other liabilities	7,273

Total liabilities	142,641

Net assets	$66,312,575

Net assets represented by
Paid-in capital	$76,627,121
Undistributed net investment income	942,875
Accumulated net realized losses on investments	(8,573,098)
Net unrealized losses on investments	(2,684,323)

Total net assets	$66,312,575

Net assets consists of
Class A	$54,794,209
Class B	2,285,486
Class C	8,134,072
Class I	1,098,808

Total net assets	$66,312,575

Shares outstanding (unlimited number of shares authorized)
Class A	4,733,983
Class B	213,038
Class C	766,932
Class I	91,930

Net asset value per share
Class A	$11.57
Class A — Offering price (based on sales charge of 5.75%)	$12.28
Class B	$10.73
Class C	$10.61
Class I	$11.95

See Notes to Financial Statements

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $122,826)	$1,838,988
Interest	61,784
Securities lending	60,253
Income from affiliated issuers	21,153

Total investment income	1,982,178

Expenses
Advisory fee	524,889
Distribution Plan expenses
Class A	123,343
Class B	24,605
Class C	75,563
Administrative services fee	60,332
Transfer agent fees	363,163
Trustees’ fees and expenses	1,133
Printing and postage expenses	39,089
Custodian and accounting fees	54,634
Registration and filing fees	38,709
Professional fees	30,161
Other	3,798

Total expenses	1,339,419
Less: Expense reductions	(39)
Fee waivers	(294,887)

Net expenses	1,044,493

Net investment income	937,685

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities
Unaffiliated issuers	(8,608,831)
Affiliated issuers	(10,369)
Futures contracts	108,062
Foreign currency related transactions	13,249

Net realized losses on investments	(8,497,889)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	16,645,378
Affiliated issuers	(146,966)
Futures contracts	(42,675)
Foreign currency related transactions	1,756

Net change in unrealized gains or losses on investments	16,457,493

Net realized and unrealized gains or losses on investments	7,959,604

Net increase in net assets resulting from operations	$8,897,289

See Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

		2009		2008

Operations
Net investment income		$937,685		$1,433,391
Net realized gains or losses on investments		(8,497,889)		1,851,122
Net change in unrealized gains or losses on investments		16,457,493		(57,062,764)

Net increase (decrease) in net assets resulting from operations		8,897,289		(53,778,251)

Distributions to shareholders from
Net investment income
Class A		(995,900)		(1,243,626)
Class B		(6,436)		0
Class C		(56,851)		(67,335)
Class I		(25,059)		(38,189)
Net realized gains
Class A		(1,375,985)		(14,573,976)
Class B		(82,626)		(1,304,181)
Class C		(238,396)		(2,505,391)
Class I		(27,257)		(347,687)

Total distributions to shareholders		(2,808,510)		(20,080,385)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	112,950	1,095,874	101,299	1,590,338
Class B	48,003	435,382	36,945	547,660
Class C	55,092	486,965	51,789	633,210
Class I	4,207	42,296	5,032	64,404

		2,060,517		2,835,612

Net asset value of shares issued in reinvestment of distributions
Class A	242,895	2,263,950	872,922	15,155,420
Class B	9,770	82,886	74,381	1,181,165
Class C	32,337	273,480	149,220	2,364,639
Class I	4,121	39,706	15,250	273,889

		2,660,022		18,975,113

Automatic conversion of Class B shares to Class A shares
Class A	63,205	622,923	101,914	1,623,114
Class B	(68,008)	(622,923)	(110,443)	(1,623,114)

		0		0

Payment for shares redeemed
Class A	(821,437)	(7,932,454)	(1,067,010)	(15,846,414)
Class B	(93,214)	(829,233)	(155,778)	(2,196,643)
Class C	(209,497)	(1,789,411)	(201,675)	(2,869,685)
Class I	(18,155)	(158,450)	(49,666)	(814,696)

		(10,709,548)		(21,727,438)

Net increase (decrease) in net assets resulting from capital share transactions		(5,989,009)		83,287

Total increase (decrease) in net assets		99,770		(73,775,349)

See Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2009	2008

Net assets
Beginning of period	$66,212,805	$139,988,154

End of period	$66,312,575	$66,212,805

Undistributed net investment income	$942,875	$1,067,485

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Large Cap Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

28

NOTES TO FINANCIAL STATEMENTS continued

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or

29

NOTES TO FINANCIAL STATEMENTS continued

protect against changes in, security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes

30

NOTES TO FINANCIAL STATEMENTS continued

is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended October 31, 2009, the following amounts were reclassified:

Undistributed net investment income	$21,951
Accumulated net realized losses on investments	(21,951)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.87% and declining to 0.70% as average daily net assets increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.87% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended October 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $294,887.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

31

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended October 31, 2009, EIS received $853 from the sale of Class A shares and $6,605 and $555 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $14,814,701 and $20,583,780, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

NOTES TO FINANCIAL STATEMENTS continued

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Significant Other Observable Quoted Prices (Level 1)	Significant Unobservable Inputs (Level 2)	Inputs (Level 3)	Total

Equity securities
Common stocks	$32,961,530	$32,813,004	$0	$65,774,534
Preferred stocks	0	211,526	0	211,526
Debt securities issued by U.S. Treasury and U.S. government agencies	109,998	0	0	109,998
Short-term investments	173,025	0	0	173,025

	$33,244,553	$33,024,530	$0	$66,269,083

Further details on the major security types listed above can be found in the Schedule of Investments.

As of October 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$(4,453)	$0	$0	$(4,453)

*	Other financial instruments include futures contracts.

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $68,978,760. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,156,244 and $11,865,921, respectively, with a net unrealized depreciation of $2,709,677.

As of October 31, 2009, the Fund had $8,548,169 in capital loss carryovers for federal income tax purposes expiring in 2017.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2009 the Fund entered into futures contracts for speculative purposes.

At October 31, 2009, the Fund had long futures contracts outstanding as follows:

Expiration	Contracts	Initial Contract Amount	Value at October 31, 2009	Unrealized Gain (Loss)

December 2009	5 S&P 500 Index E-mini	$262,703	$258,250	$(4,453)

33

NOTES TO FINANCIAL STATEMENTS continued

The Fund had an average contract amount of $745,563 in futures contracts during the year ended October 31, 2009.

On October 31, 2009, the cumulative depreciation on futures contracts in the amount of $4,453 is reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The payable for daily variation margin on open futures contracts only represents the current day’s variation margin. The realized gains and change in unrealized gains or losses on futures contracts are reflected in the Statement of Operations.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$959,659	$2,709,252	$8,548,169	$(16,784)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and futures contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2009	2008

Ordinary Income	$1,084,246	$1,349,150
Long-term Capital Gain	1,724,264	18,731,235

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment

34

NOTES TO FINANCIAL STATEMENTS continued

performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended October 31, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

35

NOTES TO FINANCIAL STATEMENTS continued

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. SUBSEQUENT DISTRIBUTIONS

On December 9, 2009, the Fund declared distributions from net investment income to shareholders of record on December 8, 2009. The per share amounts payable on December 10, 2009 were as follows:

Net Investment Income

Class A	$0.1830
Class B	0.0686
Class C	0.0915
Class I	0.2162

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Large Cap Equity Fund, a series of the Evergreen International Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Large Cap Equity Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

37

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $1,724,264 for the fiscal year ended October 31, 2009.

For corporate shareholders, 74.04% of ordinary income dividends paid during the fiscal year ended October 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2009, the total amount of foreign taxes expected to be passed through to shareholders was $117,775 on foreign source income of $1,979,417. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

38

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Global Large Cap Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

39

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

40

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

42

ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and three-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International World Free Index (Net), and had performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the five- and ten-year periods ended December 31, 2008, the Fund’s Class A shares had underperformed the Fund’s benchmark index, and performed in the fourth and fifth quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment

43

ADDITIONAL INFORMATION (unaudited) continued

advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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47

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

49

564342 rv7 12/2009

Evergreen Global Opportunities Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
11	ABOUT YOUR FUND’S EXPENSES
12	FINANCIAL HIGHLIGHTS
16	SCHEDULE OF INVESTMENTS
25	STATEMENT OF ASSETS AND LIABILITIES
26	STATEMENT OF OPERATIONS
27	STATEMENTS OF CHANGES IN NET ASSETS
28	NOTES TO FINANCIAL STATEMENTS
37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
38	ADDITIONAL INFORMATION
48	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Global Opportunities Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

1

LETTER TO SHAREHOLDERS continued

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Francis X. Claró, CFA; James M. Tringas, CFA, CPA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 3/16/1988

Class inception date	Class A 3/16/1988	Class B 2/1/1993	Class C 2/1/1993	Class I 1/13/1997

Nasdaq symbol	EKGAX	EKGBX	EKGCX	EKGYX

Average annual return*

1-year with sales charge	11.42%	12.30%	16.33%	N/A

1-year w/o sales charge	18.22%	17.30%	17.33%	18.45%

5-year	5.69%	5.86%	6.18%	7.24%

10-year	6.28%	6.12%	6.13%	7.17%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Global Opportunities Fund Class A shares versus a similar investment in the S&P Developed SmallCap Index (SPDSC) and the Consumer Price Index (CPI).

The SPDSC is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 18.22% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the SPDSC returned 27.65%.

The fund’s objective is to seek capital growth.

Investment process

The fiscal year ended October 31, 2009 was another extraordinary and difficult period in equity markets globally. The exceptional declines of the preceding year continued to the end of 2008 and beyond as global economies continued to stumble and equity markets continued to reflect the weak fundamentals facing most companies, the banking sector in particular. Government actions, including those of the outgoing and incoming U.S. administrations, were designed to prevent a total collapse of the banking system globally and avoid the feared slide into a protracted depression.

Suddenly and contrary to existing fundamentals, equity markets from early March on made an abrupt U turn and headed into a steep, low-quality, momentum rally of historic proportions. Initially this rally was driven largely by the buying activities of hedge fund managers to cover their short positions, in large part to raise capital to meet the growing demand for withdrawals by investors. Throughout this early phase, many high-quality companies with stronger balance sheets and high free cash flow yields were abandoned in favor of their previously beaten-up and weaker brethren. For the first time in many quarters, equities began to show positive returns when measured from the market bottoms on March 9th, and this attracted other investors to the market as risk appetites increased further consolidating the rise in markets. Slowly, evidence of some improvements in certain industries and regions, in part as a result of the various governmental stimulus packages, began to filter out, providing further sustenance for the rally, which over its entirety turned out to be one of the strongest and most concentrated rallies in global equity markets history.

By the end of the fiscal year, the overriding view was that the worst was over and that the future, however bumpy the ride might be, was significantly brighter than it had been a mere seven months earlier. The market recovery was almost universal across all markets, with emerging markets (which had suffered sharper declines in the earlier downturn) picking up the pace and scale of the recovery more than their developed counterparts.

During the year, the U.S. dollar entered into its current phase of decline which we expect to continue for the foreseeable future. With this currency outlook and given the scope for stronger performance from the international markets, we moved approximately 11% of assets from the domestic to the international sleeve of the fund during the year.

Within the international sleeve, we made changes by switching our emphasis to more economically sensitive companies reflecting the potential improvement in corporate performance. These moves were funded by reductions in more defensive names. Information Technology, Consumer Discretionary and Industrials were the largest

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PORTFOLIO MANAGER COMMENTARY continued

increases at the expense of Health Care, Financials and Consumer Staples. These additions and increases spanned many different markets and included German semiconductor company Infineon Technologies, Yahoo Japan and China’s Internet holdings SINA Corp. Consumer Discretionary saw additions of Makita Corp and Isuzu Motors in Japan, together with U.K. builders Bovis Homes and Taylor Wimpey. These U.K. stocks had fallen to attractive valuation levels and stood to benefit from the uptick in U.K. real estate activity. In Industrials, we added a diversified range of temporary employment companies, which we believe will be strong beneficiaries of the economic upturn.

In the U.S. sleeve, we made several adjustments to the portfolio over the year as a result of the turbulent markets. As the recovery unfolded, many of our more defensive holdings appreciated substantially to levels where long-term return expectations compelled us to reduce or eliminate the position. Stocks that fell into this category were E.W. Scripps, Global Payments and Dover. Opportunities were present in selective areas that were likely to benefit from the recovery of the credit markets and the global economy that is expected to continue over the coming years. General Cable and International Paper fit this category. In addition, we found opportunities in well capitalized banks with strong credit profiles that are located in advantageous geographies that increase the likelihood of participating in FDIC-assisted transactions. First Citizens Bancshares and BOK Financial fit this profile and both names’ representation within the portfolio increased as a result.

Contributors to performance

Internationally, Financials, Energy and Information Technology (IT) were the best contributors. In each case, stock outperformance was the driver. In Financials, we focused on insurers and stock exchange companies that had stronger balance sheets and pricing power. Energy was helped by some of the service companies and to a lesser extent from producers. In IT, some of the newer holdings and increases in holdings such as Infineon Technologies, Aixtron and Vance Info contributed to performance. Our sizeable underweight in Utilities also proved positive as it was the weakest sector in the period. We adopted this stance due to the poor outlook for utility companies in an environment of restraints on tariffs, falling demand and volatile energy prices. Geographically, Europe led the way as Greece, Belgium and Italy were all strong contributors. Within Emerging Markets, China and Argentina were the top countries.

In the U.S., stock selection in the Energy sector helped performance. Within the group, Atwood Oceanics was the top contributor. The company provides drilling services to major international oil and gas operators worldwide and benefits from rising oil prices, as rig utilization increases and day rates, the amount oil and gas companies are willing to pay for their services, rise.

Sun Microsystems was another significant contributor. Although the stock disappointed in the previous year, we believed that the company possessed a valuable business that was

7

PORTFOLIO MANAGER COMMENTARY continued

undervalued by the market. Given potential anti-trust issues, we sold our entire position in Sun Microsystems.

Ralph Lauren contributed strongly. Although not immune to the challenging macro environment, the company has a portfolio of well-known brands, a timeless style and a diversified distribution channel with revenue coming from wholesale, retail and licensing segments.

Detractors from performance

Internationally, Consumer Staples, Health Care, Consumer Discretionary and Industrials detracted most. We were overweight both Consumer Staples and Health Care and they lagged the market as the sharp momentum driven rally unfolded. These overweight positions were trimmed back to an underweight by year end. In Consumer Staples we held a number of Japanese domestic retailers through the market downturn and these contributed well in that time. In Health Care, Germany’s Fresenius reported disappointing numbers, attributable mostly to the difficulties of getting a pipeline of new products into the market and greater competition. Our underweight position in Consumer Discretionary, which rebounded strongly, detracted with some specific holdings such as Porsche Automobil disappointing as well. Our new holdings in Bovis Homes and Taylor Wimpey are more of a medium term play and in this period detracted. Geographically, Japan was the weakest region, as it again underperformed the broader market.

In the United States, Lexmark International, a developer, manufacturer and supplier of printing and imaging solutions, detracted. The company reported disappointing fourth quarter earnings and discussed the headwinds facing the company for the rest of 2009. We continue to like Lexmark’s leadership position in the industry, strong balance sheet and consistent generation of free cash flow.

Stock selection within Consumer Discretionary hurt performance. Wendy’s/Arby’s Group Inc. lagged as the quick-service restaurant company reported mixed results with progress at Wendy’s offset by weakness at Arby’s. We continue to see Wendy’s/Arby’s as an early-stage turnaround with solid upside potential.

McGraw-Hill was down on concerns over a pending lawsuit and continuing discussions on Capitol Hill to reform rating agencies. The company maintains a strong balance sheet and continues to generate significant free cash flow.

Brown & Brown, an operator of insurance agencies, also hurt as it suffered from falling personal and commercial insurance rates and the impact of the recession. We believe that the intrinsic value of the franchise is well above the current valuation level. Should the economic recovery disappoint, Brown and Brown is a stock that should do well relative to those companies that are more dependent on the pace of the recovery.

8

PORTFOLIO MANAGER COMMENTARY continued

Portfolio management outlook

The global economy is still in an extended and uneven process of repair. The initial effects of massive global economic easing have made their impact, including worldwide credit and equity rallies. We have also been seeing a leveling out of many of the declines in economic data points such as GDP and employment. At the same time, however, we have seen an expected but nonetheless worrying deterioration of public finances, particularly in developed economies, as well as the retrenchment of the consumer still attempting to de-lever as an after-effect of the housing bust.

The increases in global asset prices have been concurrent with the rise in investor risk appetite, which in turn is emboldened by equity gains. Lower-quality issues continued to make strong gains throughout the later months of 2009, nowhere truer than in Financials. Not only have the equities of low-quality financials been outperforming, these firms have been taking advantage of rising equity prices to issue more shares to shore up their balance sheets. In the short term, the capital ratios of many banks have been improving. However, we will need to see how additional financial threats, such as the problems in the commercial real estate market, will affect solvency ratios. A recovery will likely be uneven, but we should continue to see a gradual improvement within the global financial system.

Moreover, the stimulus packages have had their effect beyond the financial sector. Programs stimulated automobile and home sales, with positive consequences for related industries such as steel and construction materials. Policymakers have assured the market that monetary and fiscal stimulus will not be withdrawn until they have great visibility and comfort regarding the sustainability of positive economic growth.

We are seeing more positive data points coming from different areas, including global manufacturing, which rose at a double-digit pace in the third quarter for the first time in 30 years, moving from a 28% decline to a 12% gain and global gross domestic product (GDP) that moved from a 7.5% contraction to 3.7% growth.

An interesting data point on U.S. payrolls is that GDP per employed worker is at over $120,000, a new high and up 2.8% year-on-year to September 30. This leads us to believe that the labor market will need to expand in order for GDP growth to grow from current levels, as productivity can only go so far until new workers need to be hired. Indeed, despite the negative employment data, which shows unemployment levels at over 10%, we saw positive growth in temporary employment. Temporary employment tends to be a leading indicator of permanent employment. In addition, while we are concerned about the health of the U.S. consumer, Emerging Markets consumers are now spending more than their U.S. counterparts but still are maintaining higher level of savings.

U.K. home prices rose 0.4% in September, representing the sixth straight month of increases and the first annual increase, to 2%, since March 2008. Mortgage approvals are

9

PORTFOLIO MANAGER COMMENTARY continued

beginning to increase gradually. We are seeing signs of increases in capital expenditure (in mining, U.K.’s Rio Tinto and Brazil’s Vale and with semiconductor manufacturers in Korea, Taiwan and the United States), stronger global purchasing managers’ indexes (PMI) (reflecting manufacturing employment, not contracting) and the Organization for Economic Cooperation and Development has doubled its projection for growth in 2010.

Although economic data points are clearly improving, it is unlikely that they will follow a straight line upward. Indeed, on the corporate earnings side we are still in a period of cross-currents—in many instances, we may still see negative comparables with the third quarter of 2008, when business levels were still bottoming, while we expect more positive comparables with the fourth quarter of 2008, when the slump gathered epic proportions.

Equity valuations have increased, anticipating some of the positive economic news and better earnings’ comparison than we will likely see in the balance of 2009 and beyond. This leaves the market at yet another transition point, where we are likely to see investors gradually returning to higher-quality stocks that have underperformed so far this year. This continues to be an area of focus in our portfolio, as we believe that during 2010 investing in well priced quality stocks will be positively rewarded.

Our U.S. outlook continues to be one of cautious optimism. While there is no denying the fact that the recession has wreaked havoc on virtually every business model and that major obstacles exist to a return to normalcy anytime soon, the repair process is well-underway. With low interest rates and a thawing of credit markets, we are well past the panic and can focus on the value opportunities for the longer term.

Given the recent strength of the stock market and in particular the riskiest segments of the market, we are currently finding better investment opportunities in quality companies. Those companies with solid balance sheets, strong free cash flows and high earnings visibility are, paradoxically, where we are currently able to find the most long term value. We also continue to hunt for underappreciated turnaround opportunities, believing that many companies were swiftly mispriced in the spring and the market often takes its time when revaluing companies.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

10

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,239.94	$ 9.32
Class B	$1,000.00	$1,235.72	$13.52
Class C	$1,000.00	$1,235.65	$13.52
Class I	$1,000.00	$1,241.20	$ 7.91
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.89	$ 8.39
Class B	$1,000.00	$1,013.11	$12.18
Class C	$1,000.00	$1,013.11	$12.18
Class I	$1,000.00	$1,018.15	$ 7.12

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.65% for Class A, 2.40% for Class B, 2.40% for Class C and 1.40% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$21.20	$40.22	$32.61	$27.86	$22.21

Income from investment operations
Net investment income (loss)	0.10 [1]	0.04 [1]	(0.03)[1]	(0.02)[1]	(0.18)[1]
Net realized and unrealized gains or losses on investments	3.74	(16.97)	10.16	7.02	5.83

Total from investment operations	3.84	(16.93)	10.13	7.00	5.65

Distributions to shareholders from
Net investment income	(0.08)	0	(0.04)	0	0
Net realized gains	0	(2.09)	(2.48)	(2.25)	0

Total distributions to shareholders	(0.08)	(2.09)	(2.52)	(2.25)	0

Net asset value, end of period	$24.96	$21.20	$40.22	$32.61	$27.86

Total return[2]	18.22%	(44.14)%	33.21%	26.78%	25.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$197,721	$214,883	$474,252	$259,898	$139,975
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.72%	1.52%	1.53%	1.67%	1.78%
Expenses excluding waivers/reimbursements and expense reductions	1.72%	1.54%	1.55%	1.67%	1.78%
Net investment income (loss)	0.45%	0.13%	(0.08)%	(0.05)%	(0.68)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.34	$33.54	$27.73	$24.16	$19.40

Income from investment operations
Net investment loss	(0.05)[1]	(0.16)[1]	(0.24)	(0.20)[1]	(0.31)[1]
Net realized and unrealized gains or losses on investments	3.04	(13.95)	8.53	6.02	5.07

Total from investment operations	2.99	(14.11)	8.29	5.82	4.76

Distributions to shareholders from
Net realized gains	0	(2.09)	(2.48)	(2.25)	0

Net asset value, end of period	$20.33	$17.34	$33.54	$27.73	$24.16

Total return[2]	17.30%	(44.54)%	32.28%	25.92%	24.54%

Ratios and supplemental data
Net assets, end of period (thousands)	$34,934	$39,980	$87,408	$53,681	$32,136
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.47%	2.27%	2.25%	2.36%	2.48%
Expenses excluding waivers/reimbursements and expense reductions	2.47%	2.27%	2.25%	2.36%	2.48%
Net investment loss	(0.30)%	(0.62)%	(0.82)%	(0.75)%	(1.38)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$17.44	$33.72	$27.86	$24.27	$19.48

Income from investment operations
Net investment loss	(0.05)[1]	(0.16)[1]	(0.24)[1]	(0.19)[1]	(0.31)[1]
Net realized and unrealized gains or losses on investments	3.05	(14.03)	8.58	6.03	5.10

Total from investment operations	3.00	(14.19)	8.34	5.84	4.79

Distributions to shareholders from
Net realized gains	0	(2.09)	(2.48)	(2.25)	0

Net asset value, end of period	$20.44	$17.44	$33.72	$27.86	$24.27

Total return[2]	17.33%	(44.56)%	32.28%	25.88%	24.59%

Ratios and supplemental data
Net assets, end of period (thousands)	$50,218	$59,382	$124,831	$61,777	$26,644
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.47%	2.27%	2.25%	2.37%	2.48%
Expenses excluding waivers/reimbursements and expense reductions	2.47%	2.27%	2.25%	2.37%	2.48%
Net investment loss	(0.30)%	(0.61)%	(0.81)%	(0.73)%	(1.37)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$21.91	$41.42	$33.46	$28.46	$22.62

Income from investment operations
Net investment income (loss)	0.16	0.15 [1]	0.07 [1]	0.09 [1]	(0.09)[1]
Net realized and unrealized gains or losses on investments	3.85	(17.57)	10.49	7.16	5.93

Total from investment operations	4.01	(17.42)	10.56	7.25	5.84

Distributions to shareholders from
Net investment income	(0.19)	0	(0.12)	0	0
Net realized gains	0	(2.09)	(2.48)	(2.25)	0

Total distributions to shareholders	(0.19)	(2.09)	(2.60)	(2.25)	0

Net asset value, end of period	$25.73	$21.91	$41.42	$33.46	$28.46

Total return	18.45%	(43.98)%	33.57%	27.19%	25.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$38,977	$36,027	$43,378	$14,931	$5,744
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.47%	1.28%	1.25%	1.37%	1.48%
Expenses excluding waivers/reimbursements and expense reductions	1.47%	1.28%	1.25%	1.37%	1.48%
Net investment income (loss)	0.69%	0.46%	0.20%	0.28%	(0.36)%
Portfolio turnover rate	170%	161%	71%	103%	108%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS

October 31, 2009

	Country	Shares	Value

COMMON STOCKS 98.5%
CONSUMER DISCRETIONARY 17.7%
Auto Components 0.6%
Continental AG	Germany	16,758	$900,487
Stanley Electric Co., Ltd.	Japan	54,700	1,064,858

			1,965,345

Automobiles 2.1%
Isuzu Motors, Ltd.	Japan	1,673,000	3,479,600
Severstal-Avto * +	Russia	210,344	3,386,539

			6,866,139

Distributors 1.0%
Inchcape plc	United Kingdom	2,065,721	993,176
Kloeckner & Co., SE	Germany	105,725	2,322,350

			3,315,526

Hotels, Restaurants & Leisure 3.1%
Darden Restaurants, Inc.	United States	126,900	3,846,339
Enterprise Inns plc	United Kingdom	318,082	617,500
Groupe Flo +	France	219,388	1,315,053
J.D. Wetherspoon plc	United Kingdom	68,285	515,146
Punch Taverns plc	United Kingdom	270,592	368,222
Shangri-La Asia, Ltd.	Bermuda	255,100	487,005
Wendy’s/Arby’s Group, Inc.	United States	693,329	2,738,649

			9,887,914

Household Durables 4.9%
Bellway plc	United Kingdom	47,620	569,971
Blyth, Inc.	United States	31,024	1,099,180
Bovis Homes Group plc	United Kingdom	268,863	1,812,963
Makita Corp.	Japan	127,100	4,249,482
Persimmon plc	United Kingdom	248,472	1,638,478
Snap-On, Inc.	United States	141,450	5,167,168
Taylor Wimpey plc	United Kingdom	1,937,715	1,169,447

			15,706,689

Internet & Catalog Retail 0.3%
N. Brown Group plc	United Kingdom	233,397	997,683

Media 2.9%
CyberAgent, Inc.	Japan	992	1,285,735
McGraw-Hill Cos.	United States	60,500	1,741,190
Scripps Networks Interactive, Inc., Class A	United States	42,400	1,601,024
Washington Post Co., Class B	United States	10,563	4,563,216

			9,191,165

Multiline Retail 0.2%
PPR SA	France	7,354	802,255

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 0.4%
Kesa Electricals plc	United Kingdom	440,454	$955,808
Topps Tiles plc *	United Kingdom	279,271	376,273

			1,332,081

Textiles, Apparel & Luxury Goods 2.2%
adidas AG	Germany	60,277	2,790,103
Myer Holdings, Ltd.	Australia	461,369	1,702,736
Polo Ralph Lauren Corp. *	United States	19,900	1,480,958
Tod’s SpA	Italy	13,903	959,306

			6,933,103

CONSUMER STAPLES 2.9%
Beverages 0.8%
Britvic plc *	United Kingdom	223,923	1,277,894
Davide Campari Milano SpA *	Italy	51,006	486,771
Laurent-Perrier	France	9,505	757,866

			2,522,531

Food Products 1.4%
Corn Products International, Inc. *	United States	59,500	1,676,710
Sara Lee Corp.	United States	267,400	3,018,946

			4,695,656

Household Products 0.7%
McBride plc	United Kingdom	398,416	1,454,205
Uni-Charm Corp. *	Japan	7,900	756,876

			2,211,081

ENERGY 6.3%
Energy Equipment & Services 2.4%
AMEC plc *	United Kingdom	179,063	2,363,415
Atwood Oceanics, Inc. *	United States	70,984	2,519,222
Petroleum Geo-Services *	Norway	202,882	1,905,683
Technip SA	France	16,792	1,057,416

			7,845,736

Oil, Gas & Consumable Fuels 3.9%
Afren plc *	United Kingdom	1,667,121	2,380,061
China Gas Holdings, Ltd.	Hong Kong	1,566,114	627,265
Cimarex Energy Co.	United States	112,300	4,397,668
Pacific Rubiales Energy Corp. *	Canada	280,500	3,414,061
Premier Oil plc *	United Kingdom	35,871	691,283
Salamander Energy plc *	United Kingdom	215,632	867,501

			12,377,839

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS 16.9%
Capital Markets 0.5%
ICAP plc	United Kingdom	72,315	$481,551
Man Group plc	United Kingdom	232,950	1,178,322

			1,659,873

Commercial Banks 5.4%
BOK Financial Corp.	United States	99,376	4,270,187
City National Corp.	United States	12,900	485,943
First Citizens Bancshares, Inc., Class A	United States	46,260	6,892,740
Greek Postal Savings Bank SA *	Greece	159,007	1,115,718
Huntington Bancshares, Inc.	United States	648,100	2,469,261
KeyCorp	United States	63,900	344,421
Regions Financial Corp.	United States	136,600	661,144
TCF Financial Corp.	United States	80,600	953,498

			17,192,912

Consumer Finance 0.8%
Northgate plc	United Kingdom	162,062	578,305
Orix Corp.	Japan	32,020	2,087,203

			2,665,508

Diversified Financial Services 2.2%
Bluebay Asset Management plc	United Kingdom	232,671	1,420,930
Bolsas y Mercados Espanoles SA	Spain	28,401	948,661
Deutsche Boerse AG	Germany	9,879	801,197
Hellenic Exchanges Holding SA	Greece	268,806	3,795,083

			6,965,871

Insurance 6.2%
Assured Guaranty, Ltd.	Bermuda	32,300	535,534
Brown & Brown, Inc.	United States	322,500	5,924,325
Everest Re Group, Ltd.	Bermuda	35,900	3,140,891
Fidelity National Financial, Inc.	United States	245,100	3,326,007
Lancashire Holdings plc *	Bermuda	73,512	608,187
White Mountains Insurance Group, Ltd.	Bermuda	20,780	6,429,540

			19,964,484

Real Estate Management & Development 1.0%
DTZ Holdings plc *	United Kingdom	251,283	336,897
IRSA Inversiones y Representaciones SA, GDR *	Argentina	277,668	2,399,052
PATRIZIA Immobilien AG *	Germany	104,827	579,417

			3,315,366

Thrifts & Mortgage Finance 0.8%
People’s United Financial, Inc.	United States	160,359	2,570,555

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE 5.4%
Biotechnology 1.6%
Cephalon, Inc. *	United States	53,400	$2,914,572
Genzyme Corp. *	United States	19,700	996,820
Theratechnologies, Inc. *	Canada	500,960	1,296,325

			5,207,717

Health Care Equipment & Supplies 0.1%
Grifols SA	Spain	24,801	400,822

Health Care Providers & Services 0.5%
Omnicare, Inc.	United States	71,500	1,549,405

Health Care Technology 0.7%
Agfa-Gevaert NV *	Belgium	360,804	2,174,419

Life Sciences Tools & Services 0.3%
Pharmaceutical Product Development, Inc.	United States	43,500	937,425

Pharmaceuticals 2.2%
Biovail Corp.	Canada	205,100	2,760,646
Endo Pharmaceuticals Holdings, Inc. *	United States	107,850	2,415,840
Forest Laboratories, Inc. *	United States	76,200	2,108,454

			7,284,940

INDUSTRIALS 20.6%
Aerospace & Defense 0.2%
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	21,013	425,513

Air Freight & Logistics 0.3%
Sinotrans, Ltd.	China	3,885,000	1,016,295

Airlines 0.2%
British Airways plc	United Kingdom	237,850	705,953

Building Products 0.6%
SIG plc	United Kingdom	368,656	716,826
Wienerberger AG	Austria	68,576	1,235,742

			1,952,568

Commercial Services & Supplies 3.7%
104 Corp.	Taiwan	396,000	955,261
Amadeus Fire AG	Germany	11,729	237,211
Brunel International NV	Netherlands	51,180	1,448,642
CPL Resources plc, Ordinary Shares	Ireland	216,134	634,000
CPL Resources plc	Ireland	123,438	366,572
Roberts Walters plc	United Kingdom	678,544	1,985,622
Savills plc	United Kingdom	399,346	2,095,522
SEEK, Ltd.	Australia	275,401	1,479,721

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies continued
Serco Group plc *	United Kingdom	82,856	$686,373
SThree plc	United Kingdom	461,105	1,903,294

			11,792,218

Construction & Engineering 0.3%
Koninklijke Boskalis Westminster NV	Netherlands	10,491	367,695
TAEYOUNG Engineering & Construction	South Korea	114,490	479,820

			847,515

Electrical Equipment 1.8%
Acuity Brands, Inc.	United States	22,000	696,520
Carbone Lorraine SA	France	17,166	588,202
General Cable Corp. *	United States	146,400	4,558,896

			5,843,618

Industrial Conglomerates 0.7%
Cookson Group plc	United Kingdom	201,594	1,204,963
Rheinmetall AG	Germany	21,218	1,150,470

			2,355,433

Machinery 3.8%
Charter International plc	United Kingdom	102,787	1,169,996
Dover Corp.	United States	55,600	2,095,008
Invensys plc *	United Kingdom	298,603	1,382,717
Mueller Industries, Inc.	United States	34,511	816,530
Palfinger AG	Austria	76,617	1,820,824
Sumitomo Heavy Industries, Ltd.	Japan	592,000	2,665,774
Toshiba Machine Co., Ltd.	Japan	723,263	2,321,377

			12,272,226

Marine 0.4%
Dockwise, Ltd. *	Bermuda	427,172	629,286
Prosafe Production plc *	United Kingdom	319,138	713,591

			1,342,877

Professional Services 7.1%
51job, Inc., ADR *	Cayman Islands	120,030	1,788,447
Capita Group plc	United Kingdom	40,861	511,287
Hays plc	United Kingdom	1,837,314	2,946,809
Heidrick & Struggles International, Inc.	United States	129,095	3,532,039
Manpower, Inc.	United States	8,700	412,467
Monster Worldwide, Inc. *	United States	322,141	4,677,487
Randstad Holding NV *	Netherlands	109,569	4,166,792
USG People NV *	Netherlands	275,677	4,791,589

			22,826,917

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Road & Rail 0.3%
Werner Enterprises, Inc.	United States	51,500	$965,625

Trading Companies & Distributors 1.2%
Ashtead Group plc	United Kingdom	1,793,503	2,354,132
Travis Perkins plc *	United Kingdom	128,926	1,586,892

			3,941,024

INFORMATION TECHNOLOGY 16.1%
Computers & Peripherals 2.6%
Gemalto NV *	Netherlands	26,089	1,095,825
Imation Corp.	United States	313,400	2,764,188
Lexmark International, Inc., Class A *	United States	141,300	3,603,150
Quantum Corp. *	United States	450,300	833,055

			8,296,218

Electronic Equipment, Instruments & Components 1.1%
Molex, Inc., Class A	United States	32,500	537,875
Nippon Electric Glass Co., Ltd.	Japan	131,000	1,427,922
TDK Corp.	Japan	30,300	1,723,499

			3,689,296

Internet Software & Services 3.7%
Dice Holdings, Inc *	United States	58,492	351,537
Gree, Inc. *	Japan	32,400	1,749,752
IAC/InterActiveCorp. *	United States	185,800	3,519,052
Netease.com, Inc., ADR *	Cayman Islands	10,446	403,425
SINA Corp. *	Cayman Islands	104,419	3,904,226
Yahoo Japan Corp.	Japan	6,764	2,068,098

			11,996,090

IT Services 2.8%
Alten *	France	38,611	969,760
Global Payments, Inc.	United States	49,900	2,456,577
Hewitt Associates, Inc., Class A *	United States	75,400	2,678,208
Logica plc	United Kingdom	481,769	913,085
Total System Services, Inc.	United States	134,500	2,147,965

			9,165,595

Semiconductors & Semiconductor Equipment 4.2%
Advantest Corp.	Japan	85,500	1,875,582
Aixtron AG	Germany	66,005	1,967,202
Elpida Memory, Inc. *	Japan	290,700	3,748,926
Infineon Technologies AG *	Germany	777,047	3,494,178

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Shinko Electric Industries Co., Ltd.	Japan	168,300	$2,443,847

			13,529,735

Software 1.7%
Novell, Inc. *	United States	546,600	2,235,594
Vanceinfo Technologies, Inc., ADR *	Cayman Islands	206,102	3,112,140

			5,347,734

MATERIALS 9.0%
Chemicals 1.5%
Lanxess AG	Germany	47,002	1,470,282
Rhodia SA *	France	230,633	3,385,428

			4,855,710

Construction Materials 0.6%
RHI AG *	Austria	67,323	1,869,837

Containers & Packaging 1.4%
Silgan Holdings, Inc.	United States	83,000	4,461,250

Metals & Mining 3.6%
Agnico-Eagle Mines, Ltd.	Canada	10,061	538,565
Antofagasta plc	United Kingdom	97,740	1,236,386
Kinross Gold Corp.	Canada	36,405	676,405
Mechel OAO, ADR *	Russia	170,068	2,918,367
New World Resources NV, Class A	Netherlands	353,460	3,263,789
Salzgitter AG	Germany	14,127	1,267,232
Sino Gold Mining, Ltd. *	Australia	102,594	597,076
voestalpine AG	Austria	36,903	1,257,816

			11,755,636

Paper & Forest Products 1.9%
International Paper Co.	United States	108,300	2,416,173
Weyerhaeuser Co.	United States	98,100	3,564,954

			5,981,127

TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 0.7%
CenturyTel, Inc.	United States	37,700	1,223,742
Telecom Argentina SA, ADR *	Argentina	59,453	1,004,756

			2,228,498

Wireless Telecommunication Services 0.6%
Telephone & Data Systems, Inc.	United States	62,300	1,845,326

See Notes to Financial Statements

22

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES 2.3%
Electric Utilities 1.0%
Westar Energy, Inc.	United States	171,700	$3,288,055

Gas Utilities 0.4%
Atmos Energy Corp.	United States	45,900	1,278,315

Multi-Utilities 0.9%
Ameren Corp.	United States	112,300	2,733,382

Total Common Stocks (cost $293,494,496)			317,149,626

RIGHTS 0.0%
INDUSTRIALS 0.0%
Marine 0.0%
Dockwise, Ltd. * ☐ (cost $0)	Norway	230,672	30,214

SHORT-TERM INVESTMENTS 2.1%
MUTUAL FUND SHARES 2.1%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø (cost $6,682,938)	United States	6,682,938	6,682,938

Total Investments (cost $300,177,434) 100.6%			323,862,778
Other Assets and Liabilities (0.6%)			(2,013,470)

Net Assets 100.0%			$321,849,308

*	Non-income producing security
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2009:

United States	41.8%
United Kingdom	14.2%
Japan	10.4%
Germany	5.4%
Netherlands	4.8%
Bermuda	3.7%
Cayman Islands	2.9%
France	2.8%
Canada	2.7%
Russia	2.0%
Austria	1.9%
Greece	1.5%
Australia	1.2%
Argentina	1.1%
Belgium	0.7%
Norway	0.6%
Italy	0.5%
Spain	0.4%
China	0.3%
Ireland	0.3%
Taiwan	0.3%
Hong Kong	0.2%
South Korea	0.2%
Brazil	0.1%

100.0%

See Notes to Financial Statements

23

SCHEDULE OF INVESTMENTS continued

October 31, 2009

The following table shows the percent of total long-term investments by sector as of October 31, 2009:

Industrials	20.9%
Consumer Discretionary	18.0%
Financials	17.1%
Information Technology	16.4%
Materials	9.1%
Energy	6.4%
Health Care	5.5%
Consumer Staples	3.0%
Utilities	2.3%
Telecommunication Services	1.3%

100.0%

See Notes to Financial Statements

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $293,494,496)	$317,179,840
Investments in affiliated issuers, at value (cost $6,682,938)	6,682,938

Total investments	323,862,778
Foreign currency, at value (cost $87,881)	87,044
Receivable for securities sold	3,205,830
Receivable for Fund shares sold	240,746
Dividends receivable	328,168
Unrealized gains on forward foreign currency exchange contracts	187,232
Prepaid expenses and other assets	17,668

Total assets	327,929,466

Liabilities
Payable for securities purchased	5,297,832
Payable for Fund shares redeemed	445,874
Unrealized losses on forward foreign currency exchange contracts	236,232
Advisory fee payable	24,238
Distribution Plan expenses payable	11,389
Due to other related parties	3,870
Accrued expenses and other liabilities	60,723

Total liabilities	6,080,158

Net assets	$321,849,308

Net assets represented by
Paid-in capital	$417,681,013
Undistributed net investment income	1,145,704
Accumulated net realized losses on investments	(120,615,285)
Net unrealized gains on investments	23,637,876

Total net assets	$321,849,308

Net assets consists of
Class A	$197,720,829
Class B	34,933,953
Class C	50,217,870
Class I	38,976,656

Total net assets	$321,849,308

Shares outstanding (unlimited number of shares authorized)
Class A	7,923,032
Class B	1,718,377
Class C	2,456,713
Class I	1,515,056

Net asset value per share
Class A	$24.96
Class A — Offering price (based on sales charge of 5.75%)	$26.48
Class B	$20.33
Class C	$20.44
Class I	$25.73

See Notes to Financial Statements

25

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $268,289)	$6,108,437
Securities lending	395,887
Income from affiliated issuers	74,927

Total investment income	6,579,251

Expenses
Advisory fee	2,705,046
Distribution Plan expenses
Class A	465,290
Class B	340,251
Class C	487,977
Administrative services fee	302,944
Transfer agent fees	1,037,684
Trustees’ fees and expenses	6,503
Printing and postage expenses	107,064
Custodian and accounting fees	151,421
Registration and filing fees	55,762
Professional fees	73,825
Other	10,419

Total expenses	5,744,186
Less: Expense reductions	(181)

Net expenses	5,744,005

Net investment income	835,246

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(104,197,429)
Foreign currency related transactions	1,256,420

Net realized losses on investments	(102,941,009)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	150,069,024
Foreign currency related transactions	(2,277,604)

Net change in unrealized gains or losses on investments	147,791,420

Net realized and unrealized gains or losses on investments	44,850,411

Net increase in net assets resulting from operations	$45,685,657

See Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009		2008

Operations
Net investment income (loss)		$835,246		$(339,501)
Net realized losses on investments		(102,941,009)		(14,772,608)
Net change in unrealized gains or losses on investments		147,791,420		(296,963,328)

Net increase (decrease) in net assets resulting from operations		45,685,657		(312,075,437)

Distributions to shareholders from
Net investment income
Class A		(782,757)		0
Class I		(300,415)		0
Net realized gains
Class A		0		(24,640,451)
Class B		0		(5,517,058)
Class C		0		(7,911,811)
Class I		0		(2,860,727)

Total distributions to shareholders		(1,083,172)		(40,930,047)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	723,419	15,511,787	2,795,798	92,955,636
Class B	83,541	1,426,074	571,274	15,887,563
Class C	121,718	2,267,633	811,185	22,776,648
Class I	458,948	9,946,235	1,214,973	40,354,510

		29,151,729		171,974,357

Net asset value of shares issued in reinvestment of distributions
Class A	32,784	649,785	598,738	20,913,907
Class B	0	0	167,146	4,807,112
Class C	0	0	187,014	5,406,565
Class I	14,662	299,109	78,698	2,835,506

		948,894		33,963,090

Automatic conversion of Class B shares to Class A shares
Class A	134,103	2,548,946	137,195	4,351,689
Class B	(160,303)	(2,548,946)	(166,824)	(4,351,689)

		0		0

Payment for shares redeemed
Class A	(3,101,561)	(63,577,988)	(5,189,602)	(158,263,519)
Class B	(510,712)	(8,732,655)	(872,060)	(21,459,593)
Class C	(1,070,714)	(17,992,775)	(1,294,674)	(31,363,039)
Class I	(602,910)	(12,822,845)	(696,591)	(21,442,376)

		(103,126,263)		(232,528,527)

Net decrease in net assets resulting from capital share transactions		(73,025,640)		(26,591,080)

Total decrease in net assets		(28,423,155)		(379,596,564)
Net assets
Beginning of period		350,272,463		729,869,027

End of period		$321,849,308		$350,272,463

Undistributed net investment income (loss)		$1,145,704		$(1,155,971)

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Opportunities Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

28

NOTES TO FINANCIAL STATEMENTS continued

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

29

NOTES TO FINANCIAL STATEMENTS continued

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and passive foreign investment companies. During the year ended October 31, 2009, the following amounts were reclassified:

Paid-in capital	$77
Undistributed net investment income	2,549,601
Accumulated net realized losses on investments	(2,549,678)

30

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.91% and declining to 0.66% as average daily net assets increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.89% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended October 31, 2009, the Fund paid brokerage commissions of $36,764 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

31

NOTES TO FINANCIAL STATEMENTS continued

For the year ended October 31, 2009, EIS received $9,219 from the sale of Class A shares and $722, $126,999 and $6,740 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $496,557,074 and $556,548,206, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009 the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$172,201,005	$144,948,621	$0	$317,149,626
Rights	0	30,214	0	30,214
Short-term investments	6,682,938	0	0	6,682,938

	$178,883,943	$144,978,835	$0	$323,862,778

Further details on the major security types listed above can be found in the Schedule of Investments.

As of October 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$0	$(49,000)	$0	$(49,000)

*	Other financial instruments include forwards contracts.

32

NOTES TO FINANCIAL STATEMENTS continued

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $308,760,556. The gross unrealized appreciation and depreciation on securities based on tax cost was $33,889,267 and $18,787,045, respectively, with a net unrealized appreciation of $15,102,222.

As of October 31, 2009, the Fund had $112,032,163 in capital loss carryovers for federal income tax purposes with $8,995,901 expiring in 2016 and $103,036,262 expiring in 2017.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2009 the Fund entered into forward foreign currency exchange contracts for hedging purposes.

At October 31, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at October 31, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

01/29/2010	955,942,000	JPY	$10,625,438	$10,389,206	$(236,232)
11/10/2009	2,860,000	GBP	4,693,759	4,792,645	98,886

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive		U.S. Value at October 31, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

01/29/2010	478,001,000	JPY	$5,313,052	$5,268,390	$44,662
11/10/2009	2,860,000	GBP	4,693,759	4,650,075	43,684

The Fund had average market values of $15,231,019 and $23,279,323 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2009.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments	Location of gains or losses on derivatives	Realized gains or losses on derivatives	Change in unrealized gains or losses on derivatives

Forward foreign currency contracts	Net realized gain or losses on foreign currency related transactions/Net change in unrealized gains or losses on foreign currency related transactions	$999,751	$2,361,090

33

NOTES TO FINANCIAL STATEMENTS continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$1,110,807	$15,102,065	$112,032,163	$(12,414)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies, forward contracts and partnership investments. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2009	2008

Ordinary Income	$1,083,172	$10,896,669
Long-term Capital Gain	0	30,033,378

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of

34

NOTES TO FINANCIAL STATEMENTS continued

redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended October 31, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and

35

NOTES TO FINANCIAL STATEMENTS continued

description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. SUBSEQUENT DISTRIBUTIONS

On December 9, 2009, the Fund declared distributions from net investment income to shareholders of record on December 8, 2009. The per share amounts payable on December 10, 2009 were as follows:

Net Investment Income

Class A	$0.1146
Class B	No distribution
Class C	No distribution
Class I	0.1801

These distributions are not reflected in the accompanying financial statements.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Opportunities Fund, a series of the Evergreen International Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Global Opportunities Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

37

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 19.77% of ordinary income dividends paid during the fiscal year ended October 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2009, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2009, the total amount of foreign taxes expected to be passed through to shareholders was $213,102 on foreign source income of $6,381,631. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Global Opportunities Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds,

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ADDITIONAL INFORMATION (unaudited) continued

their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

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ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one- and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the S&P Developed SmallCap Index, and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three- and five-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, and had performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did

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ADDITIONAL INFORMATION (unaudited) continued

not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the average and median of the management fees paid by the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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47

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

49

564343 rv7 12/2009

Evergreen International Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
11	ABOUT YOUR FUND’S EXPENSES
12	FINANCIAL HIGHLIGHTS
17	SCHEDULE OF INVESTMENTS
25	STATEMENT OF ASSETS AND LIABILITIES
26	STATEMENT OF OPERATIONS
27	STATEMENTS OF CHANGES IN NET ASSETS
29	NOTES TO FINANCIAL STATEMENTS
38	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
39	ADDITIONAL INFORMATION
48	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen International Equity Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

LETTER TO SHAREHOLDERS continued

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Francis X. Claró, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/6/1979

	Class A	Class B	Class C	Class I	Class R
Class inception date	1/20/1998	9/6/1979	3/6/1998	3/9/1998	10/10/2003

Nasdaq symbol	EKZAX	EKZBX	EKZCX	EKZYX	EKZRX

Average annual return*

1-year with sales charge	4.27%	4.64%	8.62%	N/A	N/A

1-year w/o sales charge	10.55%	9.64%	9.62%	10.73%	10.13%

5-year	1.59%	1.75%	2.03%	3.10%	2.57%

10-year	1.83%	1.69%	1.69%	2.72%	1.99%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class R prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class R would have been higher.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen International Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (Net) (MSCI World Free (N)) and the Consumer Price Index (CPI).

The MSCI EAFE Free (N) is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of October 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 10.55% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the MSCI EAFE Free (N) returned 27.71%.

The fund’s objective is to seek long-term capital growth and secondarily, modest income.

Investment process

The fiscal year ended October 31, 2009 was another extraordinary and difficult period in equity markets globally. The exceptional declines of the preceding year continued to the end of 2008 and beyond as global economies continued to stumble and equity markets continued to reflect the weak fundamentals facing most companies, the banking sector in particular. Government actions, including those of the outgoing and incoming U.S. administrations, were designed to prevent a total collapse of the banking system globally and avoid the feared slide into a protracted depression.

Suddenly and contrary to existing fundamentals, equity markets from early March on made an abrupt U turn and headed into a steep, low-quality, momentum rally of historic proportions. Initially this was driven largely by the buying activities of hedge fund managers to cover their short positions, in large part to raise capital to meet the growing demand for withdrawals by investors. Throughout this early phase, many high-quality companies with stronger balance sheets and high free cash flow yields were abandoned in favor of their previously beaten-up and weaker brethren. For the first time in many quarters, equities began to show positive returns when measured from the market bottoms on March 9th, and this attracted other investors to the market as risk appetites increased further consolidating the rise in markets. Slowly, evidence of some improvements in selective industries and regions, in part as a result of the various governmental stimulus packages, began to filter out, providing further sustenance for the rally, which over its entirety turned out to be one of the strongest and most concentrated rallies in global equity markets history.

By the end of the fiscal year, the overriding view was that the worst was over and that the future, however bumpy the ride might be, was significantly brighter than it had been a mere seven months earlier. The market recovery was almost universal across all markets, with emerging markets (which had suffered sharper declines in the earlier downturn) picking up the pace and scale of the recovery more than their developed counterparts.

Given our emphasis on fundamentals and on high-quality companies, we fared better than the markets over the early months of the fiscal year as the downward cycle continued. When the markets changed direction in March we had little exposure initially to the types of companies that provided the steam for the market eruption and, given its scale and pace, we lagged over the period that ended in June. During the last four months of the year the fund’s monthly performance numbers against the benchmark were evenly split, with two months each of both outperformance and underperformance.

PORTFOLIO MANAGER COMMENTARY continued

From the outset of the year, we maintained our emphasis on companies with stronger balance sheets and higher free cash flow yields and by early March we had a portfolio structure reflecting the extreme negative fundamentals, both economic and corporate. Major underweights were in the Financials sector, particularly in the problem-plagued banking industry; Utilities, given the sharp reduction in demand and in pricing power; Consumer Discretionary, reflecting the fall in consumer spending power; and in Industrials. Overweights were in the more defensive areas of Telecommunication Services, Health Care and Consumer Staples. By the summer of 2009 we had implemented changes with moves to more economically sensitive holdings and by year end we had overweights in the Information Technology, Industrials and Consumer Discretionary sectors. Among the industries and market segments we focused on were automobile companies, which selectively had fallen to very attractive valuation levels and temporary employment firms, strong beneficiaries of economic recovery. Financials were close to market weight overall but still with meaningful underweight in banks.

Geographically, we finished the year with underweights in Japan and Asia ex Japan, as we had started the period, but increased exposure to the U.K., Emerging Markets and Canada by reducing our holdings in Europe and in cash.

Contributors to performance

Over the year, the major contributing sectors were Utilities, Consumer Discretionary and Information Technology. We had virtually eliminated our exposure to Utilities due to demand, pricing and input price difficulties for the providers and to a weakened outlook for alternative suppliers. This proved positive for the portfolio as it was the weakest sector, by a large margin, over the year.

Consumer Discretionary benefitted from some of the stronger auto manufacturer holdings. Volkswagen, Hyundai and Daimler were the leaders in this group. Some of our luxury goods holdings such as Burberry Group and Swatch Group performed strongly, despite tough economic conditions. In Information Technology, Chinese Internet provider Baidu bounced back strongly after investor fears about its medical and pharmaceutical advertising revenue following an earlier scandal waned. Toshiba benefitted from increased profitability from its digital products and its nuclear business due to aggressive build out of nuclear power facilities in China and India.

Within other sectors, Technip, the oil service company, rose strongly over the year from its low valuation base as demand for more difficult oil exploration and production grew. Industrials had some positive contributors such as the financial services company Experian, which benefitted from increased demand for its consumer data services and Finmeccanica, the Italian military equipment company that recovered from investor sell-off following its rights issue in late 2008. Financials had some positive contributors, particularly our selective holdings in some stock exchanges, including Australia’s ASX and Greece’s Hellenic Exchanges and in some reinsurers such as Munich Reinsurance.

PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

Over the year, Financials, Telecommunication Services, Materials, Consumer Staples and Industrials were the largest detractors. This resulted from our emphasis across all sectors on higher-quality companies, namely those with stronger balance sheets and higher free cash flow yields. Financials has some perfect examples of banks that were on the verge of collapse in early March rebounding with returns of between 100% and 450% over the second quarter. Barclays rose by 451%, Belgium’s Dexia by 424% and Italy’s Unicredito by 221%. Holding these stocks at the start of the rally could not be justified by the fundamentals, but their absence in a portfolio proved significant as detractors. Within Telecom Services some individual holdings disappointed. The largest of these was Deutsche Telekom, which experienced difficulties in its U.K., U.S. and Polish operations. Materials saw mixed results, with the positive contributions from some gold-oriented companies such as Goldcorp and Randgold Resources being more than offset by weakness in Arcelor Mittal, the Luxembourg-based steel company and Rexam, the U.K. consumer packaging company, which suffered from investor fears on its level of leverage. In Consumer Staples, a number of Japanese domestic–focused retailers gave up some of their gains of the preceding year, while investors’ moves away from this sector, viewed as more defensive, led to price weaknesses.

Portfolio management outlook

The global economy is still in an extended and uneven process of repair. The initial effects of massive global economic easing have made their impact, including worldwide credit and equity rallies. We have also been seeing a leveling out of many of the declines in economic data points such as GDP and employment. At the same time, however, we have seen an expected but nonetheless worrying deterioration of public finances, particularly in developed economies, as well as the retrenchment of the consumer still attempting to de-lever as an after-effect of the housing bust.

The increases in global asset prices have been concurrent with the rise in investor risk appetite, which in turn is emboldened by equity gains. Lower-quality issues continued to make strong gains throughout the later months of 2009, nowhere truer than in Financials. Not only have the equities of low-quality financials been outperforming, these firms have been taking advantage of rising equity prices to issue more shares to shore up their balance sheets. In the short term, the capital ratios of many banks have been improving. However, we will need to see how additional financial threats, such as the problems in the commercial real estate market, will affect solvency ratios. A recovery will likely be uneven, but we should continue to see a gradual improvement within the global financial system.

Moreover, the stimulus packages had their effect beyond the financial sector. Programs stimulated automobile and home sales, with positive consequences for related industries such as steel and construction materials. Policymakers have assured the market that

PORTFOLIO MANAGER COMMENTARY continued

monetary and fiscal stimulus will not be withdrawn until they have great visibility and comfort regarding the sustainability of positive economic growth.

We are seeing more positive data points coming from different areas, including global manufacturing, which rose at a double-digit pace in the third quarter for first time in 30 years, moving from a 28% decline to a 12% gain and global gross domestic product (GDP) that moved from a 7.5% contraction to 3.7% growth.

An interesting data point on U.S. payrolls is that GDP per employed worker is at over $120,000, a new high and up 2.8% year-on-year to September 30. This leads us to believe that the labor market will need to expand in order for GDP growth to grow from current levels, as productivity can only go so far until new workers need to be hired. Indeed, despite the negative employment data, which shows unemployment levels at over 10%, we saw positive growth in temporary employment. Temporary employment tends to be a leading indicator of permanent employment. In addition, while we are concerned about the health of the U.S. consumer, Emerging Markets consumers are now spending more than their U.S. counterparts but are still maintaining higher level of savings.

U.K. home prices rose 0.4% in September, its sixth straight monthly increase and first annual increase since March 2008 (2% annually). Mortgage approvals are beginning to increase gradually. We are seeing signs of increases in capital expenditure (in mining, U.K.’s Rio Tinto and Brazil’s Vale and with semiconductor manufacturers in Korea, Taiwan and the United States), stronger global purchasing managers’ indexes (PMI) (reflecting manufacturing employment, not contracting) and the Organization for Economic Cooperation and Development has doubled its projection for growth in 2010.

Although economic data points are clearly improving, it is unlikely that they will follow a straight line upward. Indeed, on the corporate earnings side we are still in a period of cross-currents — in many instances, we may still see negative comparables with the third quarter of 2008, when business levels were still bottoming, while we expect more positive comparables with the fourth quarter of 2008, when the slump gathered epic proportions.

Equity valuations have increased, anticipating some of the positive economic news and better earnings’ comparison than we will likely see in the balance of 2009 and beyond. This leaves the market at yet another transition point, where we are likely to see investors gradually returning to higher-quality stocks that have underperformed so far this year. This continues to be an area of focus in our portfolio, as we believe that during 2010 investing in well-priced quality stocks will be positively rewarded.

PORTFOLIO MANAGER COMMENTARY continued

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,214.42	$5.80
Class B	$1,000.00	$1,208.33	$9.96
Class C	$1,000.00	$1,208.33	$9.96
Class I	$1,000.00	$1,216.51	$4.41
Class R	$1,000.00	$1,211.61	$7.19
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.96	$5.30
Class B	$1,000.00	$1,016.18	$9.10
Class C	$1,000.00	$1,016.18	$9.10
Class I	$1,000.00	$1,021.22	$4.02
Class R	$1,000.00	$1,018.70	$6.56

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B, 1.79% for Class C, 0.79% for Class I and 1.29% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.14	$12.74	$11.15	$9.65	$8.15

Income from investment operations
Net investment income	0.12	0.22 [1]	0.17	0.23 [1]	0.10
Net realized and unrealized gains or losses on investments	0.50	(5.39)	2.73	1.93	1.50

Total from investment operations	0.62	(5.17)	2.90	2.16	1.60

Distributions to shareholders from
Net investment income	(0.19)	(0.26)	(0.31)	(0.24)	(0.10)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0

Total distributions to shareholders	(0.19)	(1.43)	(1.31)	(0.66)	(0.10)

Net asset value, end of period	$6.57	$6.14	$12.74	$11.15	$9.65

Total return[2]	10.55%	(45.46)%	28.72%	23.46%	19.83%

Ratios and supplemental data
Net assets, end of period (millions)	$255	$299	$768	$615	$476
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	0.95%	0.95%	1.02%	1.03%
Expenses excluding waivers/reimbursements and expense reductions	1.08%	0.97%	0.97%	1.02%	1.03%
Net investment income	2.16%	2.30%	1.71%	2.23%	1.48%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.92	$12.32	$10.82	$9.38	$7.93

Income from investment operations
Net investment income	0.08 [1]	0.15 [1]	0.11 [1]	0.16 [1]	0.07
Net realized and unrealized gains or losses on investments	0.48	(5.21)	2.62	1.87	1.44

Total from investment operations	0.56	(5.06)	2.73	2.03	1.51

Distributions to shareholders from
Net investment income	(0.10)	(0.17)	(0.23)	(0.17)	(0.06)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0

Total distributions to shareholders	(0.10)	(1.34)	(1.23)	(0.59)	(0.06)

Net asset value, end of period	$6.38	$5.92	$12.32	$10.82	$9.38

Total return[2]	9.64%	(45.86)%	27.77%	22.57%	19.05%

Ratios and supplemental data
Net assets, end of period (millions)	$22	$30	$70	$70	$57
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Net investment income	1.45%	1.59%	0.98%	1.54%	0.80%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.91	$12.31	$10.82	$9.39	$7.94

Income from investment operations
Net investment income	0.05	0.15 [1]	0.11 [1]	0.16 [1]	0.07
Net realized and unrealized gains or losses on investments	0.51	(5.20)	2.62	1.86	1.43

Total from investment operations	0.56	(5.05)	2.73	2.02	1.50

Distributions to shareholders from
Net investment income	(0.09)	(0.18)	(0.24)	(0.17)	(0.05)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0

Total distributions to shareholders	(0.09)	(1.35)	(1.24)	(0.59)	(0.05)

Net asset value, end of period	$6.38	$5.91	$12.31	$10.82	$9.39

Total return[2]	9.62%	(45.85)%	27.76%	22.50%	19.00%

Ratios and supplemental data
Net assets, end of period (millions)	$37	$47	$118	$99	$74
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.70%	1.67%	1.72%	1.73%
Net investment income	1.39%	1.61%	0.98%	1.55%	0.77%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.21	$12.88	$11.26	$9.74	$8.21

Income from investment operations
Net investment income	0.15	0.23 [1]	0.23	0.26	0.16 [1]
Net realized and unrealized gains or losses on investments	0.49	(5.43)	2.73	1.94	1.49

Total from investment operations	0.64	(5.20)	2.96	2.20	1.65

Distributions to shareholders from
Net investment income	(0.22)	(0.30)	(0.34)	(0.26)	(0.12)
Net realized gains	0	(1.17)	(1.00)	(0.42)	0

Total distributions to shareholders	(0.22)	(1.47)	(1.34)	(0.68)	(0.12)

Net asset value, end of period	$6.63	$6.21	$12.88	$11.26	$9.74

Total return	10.73%	(45.26)%	29.09%	23.77%	20.29%

Ratios and supplemental data
Net assets, end of period (millions)	$671	$795	$2,519	$2,403	$2,006
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.83%	0.69%	0.67%	0.72%	0.73%
Expenses excluding waivers/reimbursements and expense reductions	0.83%	0.69%	0.67%	0.72%	0.73%
Net investment income	2.39%	2.34%	1.99%	2.52%	1.78%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS R	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.03	$12.55	$11.02	$9.57	$8.00

Income from investment operations
Net investment income	0.10	0.19 [1]	0.15	0.21 [1]	0.11 [1]
Net realized and unrealized gains or losses on investments	0.50	(5.29)	2.68	1.90	1.46

Total from investment operations	0.60	(5.10)	2.83	2.11	1.57

Distributions to shareholders from
Net investment income	(0.16)	(0.25)	(0.30)	(0.24)	0
Net realized gains	0	(1.17)	(1.00)	(0.42)	0

Total distributions to shareholders	(0.16)	(1.42)	(1.30)	(0.66)	0

Net asset value, end of period	$6.47	$6.03	$12.55	$11.02	$9.57

Total return	10.13%	(45.52)%	28.40%	23.16%	19.63%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,811	$3,603	$9,107	$4,694	$1,958
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.33%	1.20%	1.16%	1.22%	1.23%
Expenses excluding waivers/reimbursements and expense reductions	1.33%	1.20%	1.16%	1.22%	1.23%
Net investment income	1.79%	2.03%	1.49%	2.02%	1.21%
Portfolio turnover rate	203%	111%	42%	80%	58%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2009

	Country	Shares	Value

COMMON STOCKS 98.6%
CONSUMER DISCRETIONARY 13.3%
Automobiles 4.3%
Daimler AG	Germany	323,477	$15,746,016
Isuzu Motors, Ltd. *	Japan	8,746,000	18,190,427
Toyota Motor Corp.	Japan	212,900	8,424,488

			42,360,931

Distributors 0.2%
Kloeckner & Co., SE *	Germany	109,124	2,397,012

Hotels, Restaurants & Leisure 0.4%
InterContinental Hotels Group plc	United Kingdom	286,383	3,667,369

Household Durables 1.3%
Makita Corp.	Japan	375,400	12,551,183

Media 1.2%
Publicis Groupe SA	France	102,287	3,891,479
Vivendi SA	France	130,655	3,618,895
WPP plc	United Kingdom	464,538	4,165,938

			11,676,312

Multiline Retail 0.9%
NEXT plc	United Kingdom	73,432	2,155,453
PPR SA	France	67,180	7,328,731

			9,484,184

Specialty Retail 1.3%
Hennes & Mauritz AB, Class B	Sweden	69,384	3,980,944
Inditex SA	Spain	118,076	6,930,947
Kingfisher plc	United Kingdom	597,074	2,184,202

			13,096,093

Textiles, Apparel & Luxury Goods 3.7%
adidas AG	Germany	246,819	11,424,763
Burberry Group plc	United Kingdom	479,493	4,223,422
LVMH Moet Hennessy Louis Vuitton	France	86,956	9,021,029
Swatch Group AG	Switzerland	50,404	11,750,616

			36,419,830

CONSUMER STAPLES 6.6%
Beverages 1.3%
Anheuser-Busch InBev NV	Belgium	93,705	4,403,751
Carlsberg AS, Class B	Denmark	78,102	5,459,704
Fomento Economico Mexicano SAB de CV, Ser. B, ADR	Mexico	75,141	3,254,357

			13,117,812

Food & Staples Retailing 0.3%
Metro AG	Germany	41,796	2,322,178

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 3.9%
Cadbury plc	United Kingdom	587,536	$7,400,788
Lotte Confectionery Co., Ltd.	South Korea	3,394	3,436,876
Nestle SA	Switzerland	339,070	15,761,673
Unilever NV	Netherlands	386,985	11,918,325

			38,517,662

Household Products 1.1%
Reckitt Benckiser Group plc	United Kingdom	72,270	3,593,276
Uni-Charm Corp.	Japan	75,000	7,185,532

			10,778,808

ENERGY 10.6%
Energy Equipment & Services 2.7%
AMEC plc	United Kingdom	820,874	10,834,543
Technip SA	France	105,726	6,657,718
Transocean, Ltd. *	Switzerland	102,435	8,595,321

			26,087,582

Oil, Gas & Consumable Fuels 7.9%
BG Group plc	United Kingdom	391,384	6,747,154
BP plc	United Kingdom	1,556,072	14,654,682
Canadian Natural Resources, Ltd.	Canada	227,207	14,744,675
EnCana Corp.	Canada	199,529	11,063,943
Gazprom OAO, ADR *	Russia	326,314	7,791,543
OAO LUKOIL, ADR	Russia	118,049	6,820,880
Pacific Rubiales Energy Corp. *	Canada	242,351	2,949,737
Royal Dutch Shell plc, Class A	United Kingdom	329,225	9,757,348
Total SA	France	61,453	3,659,326

			78,189,288

FINANCIALS 24.4%
Capital Markets 3.8%
Credit Suisse Group AG	Switzerland	270,281	14,436,829
Deutsche Bank AG	Germany	49,070	3,553,270
ICAP plc	United Kingdom	364,067	2,424,352
Man Group plc	United Kingdom	1,820,185	9,206,971
Nomura Holdings, Inc.	Japan	1,134,200	7,936,773

			37,558,195

Commercial Banks 9.0%
Banco Bradesco SA, ADR	Brazil	203,863	4,016,101
Banco Santander SA	Spain	391,182	6,296,812
Bank Pekao SA *	Poland	72,313	3,846,224
Barclays plc *	United Kingdom	2,387,520	12,491,603
BNP Paribas SA	France	72,371	5,444,363

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Commerzbank AG *	Germany	194,150	$2,010,832
Commonwealth Bank of Australia	Australia	116,632	5,369,043
Credit Agricole SA	France	178,164	3,421,671
DBS Group Holdings, Ltd.	Singapore	324,000	2,956,555
HSBC Holdings plc – London Exchange	United Kingdom	1,662,296	18,395,330
National Bank of Greece SA *	Greece	106,624	3,871,982
Natixis *	France	541,373	3,035,661
Nordea Bank AB	Sweden	1,115,889	12,209,073
Societe Generale SA	France	62,679	4,163,165
Standard Chartered plc	United Kingdom	42,972	1,055,230

			88,583,645

Consumer Finance 0.5%
Orix Corp.	Japan	73,260	4,775,405

Diversified Financial Services 5.0%
ASX, Ltd.	Australia	136,096	4,076,504
Bolsas y Mercados Espanoles SA	Spain	126,972	4,241,168
Criteria Caixa Corp. SA	Spain	1,216,586	5,937,228
Deutsche Boerse AG	Germany	266,859	21,642,534
Hellenic Exchanges Holding SA	Greece	773,861	10,925,600
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	170,416	2,991,584

			49,814,618

Insurance 4.8%
Allianz SE	Germany	48,126	5,515,600
AMP, Ltd.	Australia	834,466	4,358,779
AXA SA	France	330,697	8,218,213
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	71,927	11,408,011
Sompo Japan Insurance, Inc.	Japan	709,100	4,231,129
Suncorp-Metway, Ltd.	Australia	458,090	3,564,183
T&D Holdings, Inc.	Japan	59,600	1,528,766
Zurich Financial Services AG	Switzerland	39,715	9,092,007

			47,916,688

Real Estate Management & Development 1.3%
Brookfield Asset Management, Inc., Class A	Canada	380,471	7,951,844
IRSA Inversiones y Representaciones SA, GDR * +	Argentina	592,726	5,121,153

			13,072,997

HEALTH CARE 3.4%
Health Care Technology 0.3%
Agfa-Gevaert NV *	Belgium	501,429	3,021,909

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals 3.1%
Bayer AG	Germany	86,479	$5,989,964
Novartis AG	Switzerland	182,431	9,516,189
Roche Holding AG	Switzerland	75,085	12,030,257
Teva Pharmaceutical Industries, Ltd., ADR	Israel	67,755	3,420,273

			30,956,683

INDUSTRIALS 15.5%
Airlines 0.2%
British Airways plc *	United Kingdom	775,477	2,301,662

Building Products 1.4%
Asahi Glass Co., Ltd.	Japan	649,000	5,405,877
Compagnie de Saint-Gobain SA	France	166,887	8,124,958

			13,530,835

Commercial Services & Supplies 0.6%
Brunel International NV	Netherlands	101,588	2,875,432
Savills plc	United Kingdom	544,796	2,858,755

			5,734,187

Construction & Engineering 0.5%
Hochtief AG	Germany	36,852	2,768,395
Skanska AB, B Shares	Sweden	185,022	2,764,296

			5,532,691

Electrical Equipment 1.4%
ABB, Ltd.	Switzerland	462,906	8,623,516
Alstom SA	France	70,194	4,859,889

			13,483,405

Industrial Conglomerates 1.3%
Cookson Group plc *	United Kingdom	652,107	3,897,759
Hutchison Whampoa, Ltd.	Hong Kong	464,000	3,248,362
Siemens AG	Germany	69,106	6,227,112

			13,373,233

Machinery 3.6%
Invensys plc	United Kingdom	870,455	4,030,745
Kawasaki Heavy Industries, Ltd.	Japan	1,262,000	3,130,836
Komatsu, Ltd.	Japan	446,400	8,674,720
Sumitomo Heavy Industries, Ltd. *	Japan	3,437,000	15,476,798
Toshiba Machine Co., Ltd.	Japan	1,317,802	4,229,602

			35,542,701

Professional Services 5.9%
Adecco SA	Switzerland	96,579	4,317,687
Experian plc	United Kingdom	448,092	4,105,236

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Professional Services continued
Hays plc	United Kingdom	4,392,147	$7,044,424
Intertek Group plc	United Kingdom	119,902	2,468,438
Monster Worldwide, Inc. *	United States	820,620	11,915,402
Randstad Holding NV *	Netherlands	441,403	16,786,083
USG People NV *	Netherlands	666,087	11,577,371

			58,214,641

Trading Companies & Distributors 0.6%
Ashtead Group plc	United Kingdom	2,371,400	3,112,674
Travis Perkins plc	United Kingdom	218,835	2,693,540

			5,806,214

INFORMATION TECHNOLOGY 13.0%
Communications Equipment 0.9%
Nokia Corp.	Finland	357,538	4,511,599
Research In Motion, Ltd. *	Canada	78,253	4,595,799

			9,107,398

Computers & Peripherals 1.7%
Toshiba Corp. *	Japan	2,900,000	16,379,914

Electronic Equipment, Instruments & Components 1.7%
Nippon Electric Glass Co., Ltd.	Japan	779,000	8,491,229
TDK Corp.	Japan	139,600	7,940,610

			16,431,839

Internet Software & Services 2.2%
Netease.com, Inc., ADR *	Cayman Islands	43,291	1,671,898
SINA Corp. *	Cayman Islands	441,422	16,504,769
Yahoo Japan Corp.	Japan	13,131	4,014,813

			22,191,480

Office Electronics 0.6%
Canon, Inc.	Japan	86,400	3,242,233
Neopost	France	26,851	2,351,798

			5,594,031

Semiconductors & Semiconductor Equipment 5.1%
Advantest Corp.	Japan	161,300	3,538,378
Aixtron AG	Germany	79,427	2,367,229
ASML Holding NV	Netherlands	307,224	8,271,052
Elpida Memory, Inc. *	Japan	813,200	10,487,191
Infineon Technologies AG *	Germany	1,480,429	6,657,104
MediaTek, Inc.	Taiwan	432,864	6,128,068

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Samsung Electronics Co., Ltd.	South Korea	9,848	$5,928,214
Shinko Electric Industries Co., Ltd.	Japan	121,700	1,767,179
Tokyo Electron, Ltd.	Japan	88,800	4,936,293

			50,080,708

Software 0.8%
SAP AG	Germany	50,595	2,286,352
Vanceinfo Technologies, Inc., ADR *	Cayman Islands	394,894	5,962,899

			8,249,251

MATERIALS 8.2%
Chemicals 0.9%
BASF SE	Germany	137,556	7,358,805
Lanxess AG	Germany	69,181	2,164,069

			9,522,874

Construction Materials 0.3%
RHI AG *	Austria	95,114	2,641,708

Metals & Mining 7.0%
Agnico-Eagle Mines, Ltd.	Canada	54,294	2,906,358
Anglo American plc *	United Kingdom	214,582	7,794,743
Antofagasta plc	United Kingdom	528,378	6,683,844
ArcelorMittal SA	Luxembourg	125,531	4,202,970
BHP Billiton plc	United Kingdom	468,641	12,675,195
Goldcorp, Inc., Class A	Canada	76,755	2,821,786
Mechel OAO, ADR *	Russia	290,292	4,981,411
New World Resources NV, Class A	Netherlands	203,669	1,880,644
Newcrest Mining, Ltd.	Australia	151,561	4,312,355
Rio Tinto plc	United Kingdom	233,287	10,296,311
Salzgitter AG	Germany	40,458	3,629,197
Xstrata plc *	United Kingdom	495,224	7,093,368

			69,278,182

TELECOMMUNICATION SERVICES 3.6%
Diversified Telecommunication Services 1.5%
France Telecom	France	135,298	3,345,363
Telefonica SA	Spain	195,210	5,448,686
Telenor ASA *	Norway	464,557	5,980,058

			14,774,107

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 2.1%
America Movil SA de CV, Ser. L, ADR	Mexico	80,020	$3,531,283
China Mobile, Ltd., ADR	Hong Kong	221,336	10,343,031
Vodafone Group plc	United Kingdom	3,146,634	6,961,895

			20,836,209

Total Common Stocks (cost $867,703,731)			974,973,654

PREFERRED STOCKS 1.3%
HEALTH CARE 1.3%
Health Care Equipment & Supplies 1.3%
Fresenius SE, Var. Rate Pfd. (cost $8,701,644)	Germany	221,961	12,884,353

SHORT-TERM INVESTMENTS 0.5%
MUTUAL FUND SHARES 0.5%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø (cost $5,306,839)	United States	5,306,839	5,306,839

Total Investments (cost $881,712,214) 100.4%			993,164,846
Other Assets and Liabilities (0.4%)			(3,843,475)

Net Assets 100.0%			$989,321,371

*	Non-income producing security
+	Security is deemed illiquid.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of long-term investments by geographic location as of October 31, 2009:

United Kingdom	19.9%
Japan	16.5%
Germany	13.0%
Switzerland	9.5%
France	7.8%
Netherlands	5.4%
Canada	4.8%
Spain	2.9%
Cayman Islands	2.4%
Australia	2.2%
Russia	2.0%
Sweden	1.9%
Hong Kong	1.7%
Greece	1.5%
United States	1.2%
South Korea	0.9%
Belgium	0.8%
Mexico	0.7%
Taiwan	0.6%
Norway	0.6%
Denmark	0.6%
Argentina	0.5%
Finland	0.5%
Luxembourg	0.4%
Brazil	0.4%
Poland	0.4%
Israel	0.3%
Singapore	0.3%
Austria	0.3%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2009

The following table shows the percent of total long-term investments by sector as of October 31, 2009:

Financials	24.5%
Industrials	15.5%
Consumer Discretionary	13.3%
Information Technology	13.0%
Energy	10.6%
Materials	8.2%
Consumer Staples	6.6%
Health Care	4.7%
Telecommunication Services	3.6%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $876,405,375)	$987,858,007
Investments in affiliated issuers, at value (cost $5,306,839)	5,306,839

Total investments	993,164,846
Foreign currency, at value (cost $2,646,234)	2,656,301
Receivable for securities sold	15,344,511
Receivable for Fund shares sold	997,250
Dividends receivable	2,053,106
Unrealized gains on forward foreign currency exchange contracts	215,027
Prepaid expenses and other assets	22,249

Total assets	1,014,453,290

Liabilities
Payable for securities purchased	21,970,524
Payable for Fund shares redeemed	1,375,692
Unrealized losses on forward foreign currency exchange contracts	1,494,622
Advisory fee payable	35,553
Distribution Plan expenses payable	10,634
Due to other related parties	8,405
Accrued expenses and other liabilities	236,489

Total liabilities	25,131,919

Net assets	$989,321,371

Net assets represented by
Paid-in capital	$1,107,899,678
Undistributed net investment income	17,988,035
Accumulated net realized losses on investments	(246,865,192)
Net unrealized gains on investments	110,298,850

Total net assets	$989,321,371

Net assets consists of
Class A	$255,075,421
Class B	22,300,183
Class C	36,717,590
Class I	671,417,287
Class R	3,810,890

Total net assets	$989,321,371

Shares outstanding (unlimited number of shares authorized)
Class A	38,836,748
Class B	3,493,448
Class C	5,751,074
Class I	101,328,585
Class R	589,033

Net asset value per share
Class A	$6.57
Class A — Offering price (based on sales charge of 5.75%)	$6.97
Class B	$6.38
Class C	$6.38
Class I	$6.63
Class R	$6.47

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $3,503,790)	$31,030,980
Securities lending	726,092
Income from affiliated issuers	154,386

Total investment income	31,911,458

Expenses
Advisory fee	4,467,828
Distribution Plan expenses
Class A	647,471
Class B	244,747
Class C	379,039
Class R	17,127
Administrative services fee	987,902
Transfer agent fees	1,554,853
Trustees’ fees and expenses	21,841
Printing and postage expenses	126,500
Custodian and accounting fees	869,814
Registration and filing fees	65,517
Professional fees	80,015
Interest expense	11,979
Other	30,717

Total expenses	9,505,350
Less: Expense reductions	(633)

Net expenses	9,504,717

Net investment income	22,406,741

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(184,609,450)
Foreign currency related transactions	8,913,989

Net realized losses on investments	(175,695,461)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	262,342,526
Foreign currency related transactions	(16,590,120)

Net change in unrealized gains or losses on investments	245,752,406

Net realized and unrealized gains or losses on investments	70,056,945

Net increase in net assets resulting from operations	$92,463,686

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009		2008

Operations
Net investment income		$22,406,741		$53,316,209
Net realized gains or losses on investments		(175,695,461)		4,926,152
Net change in unrealized gains or losses on investments		245,752,406		(1,246,457,192)

Net increase (decrease) in net assets resulting from operations		92,463,686		(1,188,214,831)

Distributions to shareholders from
Net investment income
Class A		(8,878,274)		(17,479,885)
Class B		(471,210)		(1,036,163)
Class C		(648,334)		(1,880,635)
Class I		(27,079,186)		(61,458,225)
Class R		(94,528)		(194,712)
Net realized gains
Class A		0		(69,140,829)
Class B		0		(6,539,238)
Class C		0		(11,085,467)
Class I		0		(226,795,402)
Class R		0		(834,399)

Total distributions to shareholders		(37,171,532)		(396,444,955)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	8,183,275	47,254,336	10,654,063	105,281,297
Class B	478,067	2,601,608	1,094,919	10,170,556
Class C	465,825	2,679,841	926,159	9,085,624
Class I	24,942,052	144,965,314	32,947,121	318,532,753
Class R	377,726	2,202,861	246,966	2,354,304

		199,703,960		445,424,534

Net asset value of shares issued in reinvestment of distributions
Class A	1,331,042	7,586,941	6,822,496	75,497,349
Class B	70,573	393,798	586,814	6,264,771
Class C	88,399	493,265	948,968	10,120,104
Class I	1,946,383	11,172,237	15,644,440	175,225,307
Class R	6,269	35,294	34,126	371,596

		19,681,535		267,479,127

Automatic conversion of Class B shares to Class A shares
Class A	413,627	2,462,019	388,105	3,658,862
Class B	(424,518)	(2,462,019)	(401,337)	(3,658,862)

		0		0

Payment for shares redeemed
Class A	(19,745,972)	(116,029,931)	(29,522,638)	(282,610,193)
Class B	(1,655,560)	(9,369,699)	(1,951,456)	(17,139,202)
Class C	(2,773,090)	(15,420,502)	(3,458,292)	(29,355,580)
Class I	(53,561,039)	(316,918,633)	(116,225,336)	(1,105,307,106)
Class R	(392,111)	(2,315,994)	(409,444)	(3,718,532)

		(460,054,759)		(1,438,130,613)

Net decrease in net assets resulting from capital share transactions		(240,669,264)		(725,226,952)

Total decrease in net assets		(185,377,110)		(2,309,886,738)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2009	2008

Net assets
Beginning of period	$1,174,698,481	$3,484,585,219

End of period	$989,321,371	$1,174,698,481

Undistributed net investment income	$17,988,035	$21,157,711

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen International Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by

NOTES TO FINANCIAL STATEMENTS continued

brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s

NOTES TO FINANCIAL STATEMENTS continued

maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and passive foreign investment companies. During the year ended October 31, 2009, the following amounts were reclassified:

Undistributed net investment income	$11,595,115
Accumulated net realized losses on investments	(11,595,115)

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.36% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA International Equity Fund, increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to a rate of 0.16% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares.

NOTES TO FINANCIAL STATEMENTS continued

For the year ended October 31, 2009, EIS received $4,990 from the sale of Class A shares and $334, $87,358 and $2,649 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,971,366,098 and $2,200,423,633, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$140,964,462	$834,009,192	$0	$974,973,654
Preferred stocks	0	12,884,353	0	12,884,353
Short-term investments	5,306,839	0	0	5,306,839

	$146,271,301	$846,893,545	$0	$993,164,846

Further details on the major security types listed above can be found in the Schedule of Investments.

As of October 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$0	$(1,279,595)	$0	$(1,279,595)

*	Other financial instruments include forwards contacts.

NOTES TO FINANCIAL STATEMENTS continued

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $906,056,772. The gross unrealized appreciation and depreciation on securities based on tax cost was $115,940,413 and $28,832,339, respectively, with a net unrealized appreciation of $87,108,074.

As of October 31, 2009, the Fund had $222,520,634 in capital loss carryovers for federal income tax purposes with $8,421,423 expiring in 2016 and $214,099,211 expiring in 2017.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2009, the Fund entered into forward foreign currency exchange contracts for hedging purposes.

At October 31, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive	U.S. Value at October 31, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

1/29/2010	2,301,327,000 JPY	$25,579,592	$25,364,565	$215,027

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at October 31, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

12/22/2009	46,954,000	CHF	$45,783,530	$45,426,313	$(357,217)
1/29/2010	4,602,655,000	JPY	51,159,195	50,021,790	(1,137,405)

The Fund had average market values of $109,537,485 and $170,803,206 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2009.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments	Location of gains or losses on derivatives	Realized gains on derivatives	Change in unrealized gains or losses on derivatives

Forward foreign currency contracts	Net realized gains on foreign currency related transactions/ Net change in unrealized gains or losses on foreign currency related transactions	$12,277,483	$(16,857,408)

NOTES TO FINANCIAL STATEMENTS continued

7. IN-KIND TRANSACTION

Effective at the close of business on March 14, 2008, the Fund redeemed assets through an in-kind redemption. The number and value of Class I shares redeemed are reflected as payment for shares redeemed in the Statement of Changes in Net Assests for the year ended October 31, 2008. In the transaction, the Fund distributed securities with a market value of $583,554,080 and cash in the amount of $20,555,315. The Fund realized $60,253,588 of net capital gains resulting from the in-kind redemption. The Fund recognized a gain on the in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeded the cost of those securities. Such gains were not taxable to the Fund and were not required to be distributed to shareholders.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

 As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$16,782,092	$87,233,874	$222,520,634	$(73,639)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2009	2008

Ordinary Income	$37,171,532	$82,122,161
Long-term Capital Gain	0	314,322,794

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

NOTES TO FINANCIAL STATEMENTS continued

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended October 31, 2009, the Fund had average borrowings outstanding of $928,605 at an average rate of 1.29% and paid interest of $11,979.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages

NOTES TO FINANCIAL STATEMENTS continued

transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. SUBSEQUENT DISTRIBUTIONS

On December 9, 2009, the Fund declared distributions from net investment income to shareholders of record on December 8, 2009. The per share amounts payable on December 10, 2009 were as follows:

Net Investment Income

Class A	$0.1291
Class B	0.0699
Class C	0.0743
Class I	0.1482
Class R	0.1171

These distributions are not reflected in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen International Equity Fund, a series of the Evergreen International Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen International Equity Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2009, the Fund designates 70.34% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2009, the total amount of foreign taxes expected to be passed through to shareholders was $3,249,269 on foreign source income of $33,926,487. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen International Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered

ADDITIONAL INFORMATION (unaudited) continued

information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

ADDITIONAL INFORMATION (unaudited) continued

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC,

ADDITIONAL INFORMATION (unaudited) continued

would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that

ADDITIONAL INFORMATION (unaudited) continued

the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (Net), and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were

ADDITIONAL INFORMATION (unaudited) continued

higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

564345 rv7 12/2009

Evergreen Intrinsic World Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Intrinsic World Equity Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

1

LETTER TO SHAREHOLDERS continued

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s global and international funds focused on opportunities in varied sectors of global capital markets. Managers of Evergreen Global Large Cap Equity Fund focused on investment opportunities among larger corporations, while the team supervising Evergreen Global Opportunities Fund focused on mid cap and small cap stocks in both domestic and foreign markets. The team supervising Evergreen Intrinsic World Equity Fund also took a global approach, seeking companies with catalysts that could bring improved stock performance over a three-to-five-year horizon. Managers of Evergreen International Equity Fund concentrated on foreign large cap equities, with some exposure to mid cap and emerging market stocks, while the management team of Evergreen Emerging Markets Growth Fund focused exclusively on developing economies. The London-based management team of Evergreen International Bond Fund, meanwhile, invested in foreign fixed income markets based on their analysis of macroeconomic fundamentals, interest rate expectations and currency movements.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Metropolitan West Capital Management, LLC

Portfolio Managers:

Howard Gleicher, CFA; David M. Graham; Gary W. Lisenbee; Jeffrey Peck

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/30/1996

Class inception date	Class A 4/30/1996	Class B 5/18/2007	Class C 5/18/2007	Class I 5/18/2007

Nasdaq symbol	EWEAX	EWEBX	EWECX	EWEIX

Average annual return*

1-year with sales charge	13.37%	14.62%	18.39%	N/A

1-year w/o sales charge	20.29%	19.39%	19.35%	20.60%

5-year	1.93%	2.52%	2.76%	3.25%

10-year	4.24%	4.68%	4.67%	4.92%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior their inception is based on the performance of Class A. Historical performance for Class A prior to 5/21/2007 is based on the performance of the fund’s predecessor fund, Atlas Global Growth Fund. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and fund’s predecessor fund and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Intrinsic World Equity Fund Class A shares versus a similar investment in the Morgan Stanley Capital International World Index (Net) MSCI World (N) and the Consumer Price Index (CPI).

The MSCI World (N) an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of October 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 20.29% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the MSCI World (N) returned 18.42%.

The fund’s objective is to seek long-term capital growth.

Investment process

Developed global equity markets experienced negative returns the first four months of the fiscal year as uncertainty about the length of the global recession caused investors worldwide to seek safer havens and avoid assets associated with greater risk. Dispersion in returns across countries often reflected the degree of industry concentration. Markets with greater sector concentration in Materials and Energy tended to hold up better than the MSCI World Index during this brief period, while those markets with greater exposure to Financials tended to lag. By March 2009, it appeared that investors began to believe that the global recession would not deteriorate into a global depression and set aside fears of continued economic instability and weakness, driving equity prices higher. The consistency of returns within the developed markets during the middle of the fiscal year was noteworthy as these markets faced varying economic conditions and stimulus packages.

Contributors to performance

During the twelve-month period, the majority of the Fund’s value added relative to the benchmark resulted from stock selection in the Financials, Information Technology and Utilities sectors. UniCredit SpA, Apple Inc. and Enersis S.A. were top performers in their respective sectors. Italian bank UniCredit, with a strong position in the Italian market and an unparalleled franchise in Central and Eastern Europe, continues its restructuring efforts in Germany and Austria. Apple’s innovative hardware introductions continue to support the company’s increasing sales of digital content. With its hydroelectric assets, Chilean utility Enersis has an edge over competitors that rely on higher-cost plants, while benefiting from the steady cash flow generated by its distribution business. The Fund’s overweight in the resilient Information Technology sector and its underweights in Health Care and Utilities, which both trailed the market, also contributed to relative performance. (All sector and country over- and underweights resulted from stock selection rather than tactical allocation decisions.)

By country, security selection in the U.S., Italy and investments in Taiwan, South Korea and Other Americas added value relative to the benchmark. Apple and Polo Ralph Lauren Corp., UniCredit, Chinatrust Financial Holding Co., Ltd., Samsung Electronics Co. Ltd. and Bunge Ltd. were top contributors in their respective regions/countries. Despite the difficult environment for retailers, Polo has effectively lowered its costs and maintained relatively strong margins through the economic downturn. Chinatrust, one of Taiwan’s largest financial services groups, has benefited from closer economic cooperation between Taiwan and China. Samsung, the world’s biggest manufacturer of memory chips, benefited from a recovery in both demand and prices for memory. Samsung is also the world’s largest flat-screen television maker and second-largest mobile phone producer.

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PORTFOLIO MANAGER COMMENTARY continued

Its vast size allows the company to spend enormous resources on innovation. Bunge continues to see weakness in its fertilizer operations in Brazil. However, its agribusiness (oilseed processing) operations have remained strong as demand for animal feeds and soybean consumption continues to grow. The Fund’s underweight in the U.S. was also a positive contributor, as the U.S. underperformed the Index for the year.

Detractors from performance

An underweight in Materials detracted from the Fund’s relative performance, as it was the best-performing sector in the benchmark. Stock selection in Energy and Consumer Discretionary also negatively impacted the Fund’s relative return. Within those sectors, Weatherford International Ltd. and Lions Gate Entertainment Corp. were primary detractors. Feeling the effects of a struggling economy, crude oil saw a dip in price and energy stocks fell broadly. However, Weatherford, a leading oil field services company, is at the forefront of new technologies to improve oil flow from new and existing wells over the long term. Lions Gate, the leading independent movie studio, spent weeks defending itself against investor Carl Icahn, who was pressing the company for four board seats while increasing his ownership in the firm. Lions Gate has continued to leverage its content and marketing expertise through partnerships with content creators worldwide as well as its recent acquisition of TV Guide Network.

By country, security selection in Japan, France and Switzerland detracted value relative to the MSCI World Index for the year. Kao Corp., Alcatel-Lucent and Weatherford were principal detractors in each respective country. Kao, a leading Japanese manufacturer of personal care, cleaning products and specialty chemicals, has seen revenue drop temporarily as consumers shift to cheaper alternatives, yet our long-term thesis remains intact. Alcatel-Lucent, the French telecommunications equipment vendor (and one of the Fund’s recent sales), has been adversely affected by competitors’ efforts to gain market share at Alcatel’s expense, taking advantage of the firm’s cross-border merger issues. The Fund’s underweight in Australia—one of the top-performing developed markets—also hindered relative performance.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,271.07	$ 8.64
Class B	$1,000.00	$1,266.08	$12.85
Class C	$1,000.00	$1,265.63	$12.85
Class I	$1,000.00	$1,272.11	$ 7.22
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.59	$ 7.68
Class B	$1,000.00	$1,013.86	$11.42
Class C	$1,000.00	$1,013.86	$11.42
Class I	$1,000.00	$1,018.85	$ 6.41

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.51% for Class A, 2.25% for Class B, 2.25% for Class C and 1.26% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,			Year Ended December 31,

CLASS A	2009	2008	2007[1,2]	2006[2]	2005[2]	2004[2]

Net asset value, beginning of period	$13.76	$24.23	$26.61	$23.65	$21.02	$17.89

Income from investment operations
Net investment income	0.09 [3]	0.29	0.17 [3]	0.17 [3]	0.09 [3]	0.04 [3]
Net realized and unrealized gains or losses on investments	1.89	(9.55)	2.29	3.62	2.65	3.14

Total from investment operations	1.98	(9.26)	2.46	3.79	2.74	3.18

Distributions to shareholders from
Net investment income	(0.24)	(0.13)	0	(0.16)	(0.11)	(0.05)
Net realized gains	(2.23)	(1.08)	(4.84)	(0.67)	0	0

Total distributions to shareholders	(2.47)	(1.21)	(4.84)	(0.83)	(0.11)	(0.05)

Net asset value, end of period	$13.27	$13.76	$24.23	$26.61	$23.65	$21.02

Total return[4]	20.29%	(40.11)%	10.42%	16.02%	13.02%	17.79%

Ratios and supplemental data
Net assets, end of period (thousands)	$103,995	$107,210	$279,146	$457,035	$321,219	$242,402
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.57%	1.36%	1.24%[5]	1.29%	1.31%	1.35%
Expenses excluding waivers/reimbursements and expense reductions	1.57%	1.36%	1.24%[5]	1.29%	1.31%	1.35%
Net investment income	0.77%	1.04%	0.78%[5]	0.66%	0.43%	0.22%
Portfolio turnover rate	16%	44%	66%	21%	28%	20%

1	For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.
2

On May 21, 2007, the Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”). Atlas Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 21, 2007 are those of Atlas Fund.

3	Per share amount is based on average shares outstanding during the period.
4	Excluding applicable sales charges
5	Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007[1]

Net asset value, beginning of period	$13.60	$24.15	$28.59

Income from investment operations
Net investment income (loss)	(0.01)[2]	0.02 [2]	(0.11)[2]
Net realized and unrealized gains or losses on investments	1.86	(9.35)	0.51

Total from investment operations	1.85	(9.33)	0.40

Distributions to shareholders from
Net investment income	(0.23)	(0.14)	0
Net realized gains	(2.23)	(1.08)	(4.84)

Total distributions to shareholders	(2.46)	(1.22)	(4.84)

Net asset value, end of period	$12.99	$13.60	$24.15

Total return[3]	19.39%	(40.57)%	2.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$214	$119	$60
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.32%	2.18%	2.06%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.32%	2.18%	2.06%[4]
Net investment income (loss)	(0.06)%	0.08%	(0.94)%[4]
Portfolio turnover rate	16%	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007[1]

Net asset value, beginning of period	$13.58	$24.14	$28.59

Income from investment operations
Net investment loss	(0.03)[2]	(0.03)[2]	(0.10)[2]
Net realized and unrealized gains or losses on investments	1.87	(9.28)	0.49

Total from investment operations	1.84	(9.31)	0.39

Distributions to shareholders from
Net investment income	(0.23)	(0.17)	0
Net realized gains	(2.23)	(1.08)	(4.84)

Total distributions to shareholders	(2.46)	(1.25)	(4.84)

Net asset value, end of period	$12.96	$13.58	$24.14

Total return[3]	19.35%	(40.55)%	2.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$427	$154	$14
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	2.33%	2.21%	2.05%[4]
Expenses excluding waivers/reimbursements and expense reductions	2.33%	2.21%	2.05%[4]
Net investment loss	(0.28)%	(0.19)%	(0.92)%[4]
Portfolio turnover rate	16%	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Per share amount is based on average shares outstanding during the period.
3	Excluding applicable sales charges
4	Annualized

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007[1]

Net asset value, beginning of period	$13.76	$24.26	$28.59

Income from investment operations
Net investment income	0.15 [2]	0.38 [2]	0.01
Net realized and unrealized gains or losses on investments	1.85	(9.60)	0.50

Total from investment operations	2.00	(9.22)	0.51

Distributions to shareholders from
Net investment income	(0.30)	(0.20)	0
Net realized gains	(2.23)	(1.08)	(4.84)

Total distributions to shareholders	(2.53)	(1.28)	(4.84)

Net asset value, end of period	$13.23	$13.76	$24.26

Total return	20.60%	(40.01)%	2.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$161	$1,567	$71,656
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.31%	1.01%	1.05%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.31%	1.01%	1.05%[3]
Net investment income	1.33%	1.70%	0.12%[3]
Portfolio turnover rate	16%	44%	66%

1	For the period from May 21, 2007 (commencement of class operations), to October 31, 2007.
2	Per share amount is based on average shares outstanding during the period.
3	Annualized

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS

October 31, 2009

	Country	Shares	Value

COMMON STOCKS 98.6%
CONSUMER DISCRETIONARY 9.4%
Household Durables 2.2%
NVR, Inc. *	United States	3,500	$2,317,946

Media 3.4%
Lions Gate Entertainment Corp. *	Canada	220,000	1,141,800
Vivendi SA	France	54,117	1,498,938
Warner Music Group Corp. *	United States	155,000	892,800

			3,533,538

Specialty Retail 2.0%
Home Depot, Inc.	United States	83,000	2,082,470

Textiles, Apparel & Luxury Goods 1.8%
Polo Ralph Lauren Corp.	United States	25,000	1,860,500

CONSUMER STAPLES 12.5%
Beverages 1.7%
Diageo plc	United Kingdom	110,257	1,796,998

Food & Staples Retailing 4.3%
Aeon Co., Ltd.	Japan	120,000	1,069,714
Carrefour SA	France	35,000	1,503,334
Tesco plc	United Kingdom	286,477	1,911,736

			4,484,784

Food Products 4.6%
Bunge, Ltd.	Bermuda	36,000	2,054,160
Unilever NV	Netherlands	90,000	2,780,100

			4,834,260

Household Products 1.9%
Kao Corp.	Japan	86,000	1,931,693

ENERGY 9.6%
Energy Equipment & Services 5.2%
Schlumberger, Ltd.	Netherlands Antilles	30,000	1,866,000
Transocean, Ltd. *	Switzerland	22,000	1,846,020
Weatherford International, Ltd. *	Switzerland	101,000	1,770,530

			5,482,550

Oil, Gas & Consumable Fuels 4.4%
Royal Dutch Shell plc, Class A	United Kingdom	75,000	2,230,655
Total SA	France	30,000	1,786,402
Total SA, ADR *	France	9,000	540,630

			4,557,687

FINANCIALS 24.3%
Commercial Banks 12.9%
77 Bank, Ltd.	Japan	360,000	2,086,000
Banco Santander SA, ADR	Spain	150,000	2,409,000

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Chinatrust Financial Holding Co., Ltd.	Taiwan	2,579,742	$1,560,226
DBS Group Holdings, Ltd.	Singapore	220,000	2,007,537
Mitsubishi UFJ Financial Group, Inc.	Japan	300,000	1,601,467
Standard Chartered plc	United Kingdom	92,131	2,262,389
Unicredito Italian SpA *	Italy	470,000	1,572,246

			13,498,865

Consumer Finance 3.5%
Orix Corp.	Japan	13,000	847,397
Orix Corp., ADR	Japan	20,000	646,000
Visa, Inc., Class A	United States	29,000	2,197,040

			3,690,437

Diversified Financial Services 2.4%
JPMorgan Chase & Co.	United States	62,000	2,589,740

Insurance 3.5%
AFLAC, Inc.	United States	42,000	1,742,580
Cathay Financial Holding Co., Ltd. *	Taiwan	1,100,000	1,898,883

			3,641,463

Real Estate Investment Trusts (REITs) 2.0%
UDR, Inc.	United States	145,000	2,085,100

HEALTH CARE 6.1%
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	United States	27,000	1,459,620

Pharmaceuticals 4.7%
Eli Lilly & Co.	United States	50,000	1,700,500
Novartis AG	Switzerland	29,000	1,512,733
Shionogi & Co., Ltd.	Japan	81,000	1,748,380

			4,961,613

INDUSTRIALS 10.1%
Aerospace & Defense 6.4%
Boeing Co.	United States	28,000	1,338,400
European Aeronautic Defence & Space Co. NV	Netherlands	128,520	2,408,136
Finmeccanica SpA	Italy	100,000	1,678,634
Northrop Grumman Corp.	United States	25,000	1,253,250

			6,678,420

Airlines 0.6%
AMR Corp. *	United States	119,000	641,410

Building Products 1.4%
TOTO, Ltd.	Japan	250,000	1,467,965

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 1.7%
Komatsu, Ltd.	Japan	90,000	$1,748,935

INFORMATION TECHNOLOGY 16.8%
Computers & Peripherals 7.8%
Apple, Inc. *	United States	20,000	3,770,000
EMC Corp. *	United States	145,000	2,388,150
Toshiba Corp. *	Japan	350,000	1,976,886

			8,135,036

Semiconductors & Semiconductor Equipment 5.1%
Samsung Electronics Co., Ltd.	South Korea	4,412	2,655,898
Samsung Electronics Co., Ltd., GDR 144A *	South Korea	2,000	605,857
Texas Instruments, Inc.	United States	90,000	2,110,500

			5,372,255

Software 3.9%
Adobe Systems, Inc. *	United States	42,520	1,400,609
Oracle Corp.	United States	126,000	2,658,600

			4,059,209

MATERIALS 2.2%
Chemicals 2.2%
Toray Industries, Inc.	Japan	410,000	2,324,313

TELECOMMUNICATION SERVICES 5.0%
Diversified Telecommunication Services 2.2%
Deutsche Telekom AG	Germany	170,000	2,318,593

Wireless Telecommunication Services 2.8%
Vodafone Group plc	United Kingdom	1,340,000	2,964,736

UTILITIES 2.6%
Electric Utilities 2.6%
Enersis SA, ADS	Chile	156,000	2,758,080

Total Common Stocks (cost $119,255,223)			103,278,216

SHORT-TERM INVESTMENTS 1.0%
MUTUAL FUND SHARES 1.0%
Evergreen Institutional Money Market Fund, Class I, 0.09% q ø (cost $1,091,365)	United States	1,091,365	1,091,365

Total Investments (cost $120,346,588) 99.6%			104,369,581
Other Assets and Liabilities 0.4%			427,110

Net Assets 100.0%			$104,796,691

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2009

*	Non-income producing security
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of October 31, 2009:

United States	33.5%
Japan	16.9%
United Kingdom	10.8%
France	5.2%
Netherlands	5.0%
Switzerland	5.0%
Taiwan	3.3%
South Korea	3.2%
Italy	3.1%
Chile	2.7%
Spain	2.3%
Germany	2.2%
Bermuda	2.0%
Singapore	1.9%
Netherland Antilles	1.8%
Canada	1.1%

100.0%

The following table shows the percent of total long-term investments by sector as of October 31, 2009:

Financials	24.7%
Information Technology	17.0%
Consumer Staples	12.6%
Industrials	10.2%
Energy	9.7%
Consumer Discretionary	9.5%
Health Care	6.2%
Telecommunication Services	5.1%
Utilities	2.7%
Materials	2.3%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $119,255,223)	$103,278,216
Investments in affiliated issuers, at value (cost $1,091,365)	1,091,365

Total investments	104,369,581
Receivable for Fund shares sold	7,063
Dividends receivable	332,395
Prepaid expenses and other assets	156,684

Total assets	104,865,723

Liabilities
Payable for Fund shares redeemed	25,398
Advisory fee payable	5,482
Distribution Plan expenses payable	2,248
Due to other related parties	1,727
Printing and postage expenses payable	23,025
Custodian and accounting fees payable	5,290
Accrued expenses and other liabilities	5,862

Total liabilities	69,032

Net assets	$104,796,691

Net assets represented by
Paid-in capital	$133,229,319
Undistributed net investment income	882,224
Accumulated net realized losses on investments	(13,362,992)
Net unrealized losses on investments	(15,951,860)

Total net assets	$104,796,691

Net assets consists of
Class A	$103,994,746
Class B	213,851
Class C	426,756
Class I	161,338

Total net assets	$104,796,691

Shares outstanding (unlimited number of shares authorized)
Class A	7,837,690
Class B	16,462
Class C	32,918
Class I	12,198

Net asset value per share
Class A	$13.27
Class A — Offering price (based on sales charge of 5.75%)	$14.08
Class B	$12.99
Class C	$12.96
Class I	$13.23

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $149,476)	$2,116,389
Securities lending	93,516
Income from affiliated issuers	7,368

Total investment income	2,217,273

Expenses
Advisory fee	587,065
Distribution Plan expenses
Class A	234,635
Class B	1,648
Class C	3,972
Administrative services fee	94,688
Transfer agent fees	368,336
Trustees’ fees and expenses	2,172
Printing and postage expenses	37,817
Custodian and accounting fees	74,378
Registration and filing fees	45,305
Professional fees	36,294
Other	5,669

Total expenses	1,491,979
Less: Expense reductions	(57)

Net expenses	1,491,922

Net investment income	725,351

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(13,316,164)
Foreign currency related transactions	156,284

Net realized losses on investments	(13,159,880)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	28,708,251
Foreign currency related transactions	13,560

Net change in unrealized gains or losses on investments	28,721,811

Net realized and unrealized gains or losses on investments	15,561,931

Net increase in net assets resulting from operations	$16,287,282

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009		2008

Operations
Net investment income		$725,351		$2,318,960
Net realized gains or losses on investments		(13,159,880)		21,262,347
Net change in unrealized gains or losses on investments		28,721,811		(115,007,692)

Net increase (decrease) in net assets resulting from operations		16,287,282		(91,426,385)

Distributions to shareholders from
Net investment income
Class A		(2,162,769)		(1,493,551)
Class B		(3,435)		(359)
Class C		(10,484)		(156)
Class I		(30,796)		(593,467)
Net realized gains
Class A		(16,842,664)		(11,982,687)
Class B		(27,433)		(2,622)
Class C		(40,876)		(662)
Class I		(231,265)		(3,111,986)

Total distributions to shareholders		(19,349,722)		(17,185,490)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	175,147	2,025,419	197,261	4,175,459
Class B	9,140	111,567	9,021	171,773
Class C	92,470	993,857	10,767	194,405
Class I	12,919	150,283	92,499	1,973,987

		3,281,126		6,515,624

Net asset value of shares issued in reinvestment of distributions
Class A	1,823,730	18,565,889	595,886	13,266,202
Class B	2,776	27,848	102	2,257
Class C	3,647	36,552	35	774
Class I	3,132	31,897	157,368	3,508,095

		18,662,186		16,777,328

Automatic conversion of Class B shares to Class A shares
Class A	176	1,810	89	1,875
Class B	(179)	(1,810)	(89)	(1,875)

		0		0

Payment for shares redeemed
Class A	(1,952,391)	(21,104,049)	(4,522,816)	(89,150,922)
Class B	(4,047)	(46,138)	(2,738)	(47,261)
Class C	(74,569)	(725,411)	0	0
Class I	(117,720)	(1,258,932)	(3,089,522)	(67,308,538)

		(23,134,530)		(156,506,721)

Net decrease in net assets resulting from capital share transactions		(1,191,218)		(133,213,769)

Total decrease in net assets		(4,253,658)		(241,825,644)

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended October 31,

	2009	2008

Net assets
Beginning of period	$109,050,349	$350,875,993

End of period	$104,796,691	$109,050,349

Undistributed net investment income	$882,224	$2,209,493

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Intrinsic World Equity Fund (the “Fund”) is a diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund.

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In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

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e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses. During the year ended October 31, 2009, the following amounts were reclassified:

Paid-in capital	$917
Undistributed net investment income	154,864
Accumulated net realized losses on investments	(155,781)

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.62% and declining to 0.45% as average daily net assets increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Metropolitan West Capital Management, LLC, an affiliate of EIMC and an indirect, majority-owned subsidiary of Wells Fargo, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

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EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended October 31, 2009, the Fund paid brokerage commissions of $100 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended October 31, 2009, EIS received $388 from the sale of Class A shares and $356 and $299 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $14,988,296 and $34,971,121, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$55,138,047	$48,140,169	$0	$103,278,216
Short-term investments	1,091,365	0	0	1,091,365

	$56,229,412	$48,140,169	$0	$104,369,581

Further details on the major security types listed above can be found in the Schedule of Investments.

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $120,480,226. The gross unrealized appreciation and depreciation on securities based on tax cost was $11,591,982 and $27,702,627, respectively, with a net unrealized depreciation of $16,110,645.

As of October 31, 2009, the Fund had $13,229,354 in capital loss carryovers for federal income tax purposes expiring in 2017.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$881,903	$16,085,498	$13,229,354	$321

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash

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sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended October 31,

	2009	2008

Ordinary Income	$2,207,987	$2,087,533
Long-term Capital Gain	17,141,735	15,097,957

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended October 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the

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following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

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12. SUBSEQUENT DISTRIBUTION

On December 9, 2009, the Fund declared distributions from net investment income to shareholders of record on December 8, 2009. The per share amounts payable on December 10, 2009 were as follows:

Net Investment Income

Class A	$0.1136
Class B	0.0378
Class C	0.0369
Class I	0.1435

These distributions are not reflected in the accompanying financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Intrinsic World Equity Fund, a series of the Evergreen International Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the year ended December 31, 2006, the ten-months ended October 31, 2007 and each of the years in the two-year period ended October, 31 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for each of the years in the two-year period ended December 31, 2005 were audited by other auditors whose report thereon dated February 22, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Intrinsic World Equity Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

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ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $17,141,735 for the fiscal year ended October 31, 2009.

For corporate shareholders, 51.33% of ordinary income dividends paid during the fiscal year ended October 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended October 31, 2009, the Fund designates 91.28% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended October 31, 2009, the total amount of foreign taxes expected to be passed through to shareholders was $112,100 on foreign source income of $2,256,555. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

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INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Metropolitan West Capital Management, LLC (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Intrinsic World Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

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information that EIMC, the Sub-Advisor, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

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This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

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The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the

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in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with EIMC’s and the Sub-Advisor’s respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International World Index (Net), and had performed in the first, third and second quintiles, respectively, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that, for the three-year period ended December 31, 2008, the Fund’s Class A shares had underperformed the Fund’s benchmark index and had performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative under-performance. The Trustees emphasized that the continuation of the investment advisory

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ADDITIONAL INFORMATION (unaudited) continued

agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

36

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

581268 rv2 12/2009

Evergreen Precious Metals Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
29	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
30	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

December 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Precious Metals Fund for the twelve-month period ended October 31, 2009 (the “period”).

Capital markets throughout the globe continued to experience extreme pressure during the period. Home prices fell and job losses persisted. Distrust prevailed, and counterparty risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. In response, the Federal Reserve Board (the “Fed”), the U.S. Treasury, the Federal Deposit Insurance Corporation, and the Securities and Exchange Commission took a series of dramatic and innovative steps to help the economy and the financial markets emerge from this crisis. In October 2008, Congress rushed through a $700 billion rescue plan designed to address the capital inadequacy of banks. Meanwhile, in a further effort to re-stimulate lending activity, the Fed twice slashed the key fed funds rate in October, bringing the influential overnight lending rate to just 1.00%. The Fed slashed rates again in December to near zero, where it stayed during the remainder of the period. Overseas, other major central banks also cut short-term rates to inject liquidity into the financial markets. At the same time, foreign governments took other measures to buttress financial institutions.

Early in 2009, the fixed income markets worried about deflation, as evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although stocks rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third quarter, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. At fiscal year end, however, stocks closed lower for the first time in seven months as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a

1

LETTER TO SHAREHOLDERS continued

fractional loss in October 2009, and emerging markets managed to rise by 1%, adding to impressive year-to-date returns by the end of the period.

Fortunately, the fundamental picture has brightened. Better-than-expected economic data at the end of the fiscal year suggests the possibility of improvements in corporate performance. Interest rates and inflation remain low, providing a healthy backdrop for corporations that have been very aggressive cutting costs from their expense structures. However, given our projections for a “less spectacular” recovery in 2010, we continue to question whether the fundamentals are in place for sustainable growth. Until we see stabilization in home prices and employment, it is unlikely that activity will exceed anything beyond what is considered to be “below potential” for any period of time.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s sector funds focused on specific areas of the equity markets. The team supervising Evergreen Health Care Fund, for example, kept the fund well-diversified among health care corporations while managers of Evergreen Utility and Telecommunications Fund emphasized investments in utilities with improving business fundamentals. Managers of Evergreen Precious Metals Fund concentrated on gold-mining stocks and other precious metals-related equities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

Effective after the close of business on June 30, 2009, Class B shares of the Fund were closed to new accounts and additional purchases by existing shareholders. Existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

3

FUND AT A GLANCE

as of October 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Michael Bradshaw, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 9/30/2009.

The Equity style box placement is based on geographic locale, 10 growth and valuation measures for each fund holding, and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/30/1978

Class inception date	Class A 1/20/1998	Class B 1/30/1978	Class C 1/29/1998	Class I 2/29/2000

Nasdaq symbol	EKWAX	EKWBX	EKWCX	EKWYX

Average annual return*

1-year with sales charge	91.57%	96.77%	100.75%	N/A

1-year w/o sales charge	103.24%	101.77%	101.75%	103.78%

5-year	16.73%	17.06%	17.28%	18.45%

10-year	20.49%	20.32%	20.32%	21.49%

Maximum sales charge	5.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class I prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class I reflect the 1.00% 12b-1 fee applicable to Class B. Class I does not pay a 12b-1 fee. If this fee had not been reflected, returns for Class I would have been higher. The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Precious Metals Fund Class A shares versus a similar investment in the FTSE Gold Mines Index (FTSE Gold Mines), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The FTSE Gold Mines and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Investments in both foreign securities and gold and other precious metal investments or securities may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments within certain sectors.

Class B shares are closed to new investments by new and existing shareholders.

5

FUND AT A GLANCE continued

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Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

All data is as of October 31, 2009, and subject to change.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 103.24% for the twelve-month period ended October 31, 2009, excluding any applicable sales charges. During the same period, the FTSE Gold Mines returned 93.58% and the S&P 500 returned 9.80%.

The fund’s objective is to seek long-term capital growth and protection of purchasing power of capital. Obtaining current income is a secondary objective.

Investment process

During the twelve-month period, the price of gold rose by 44.28%, partly the result of weakness in the U.S. dollar, which dropped 10.9% on a trade-weighted basis. The price of gold has historically moved in an inverse relationship to the value of the dollar. During the latter half of calendar 2008, gold prices were supported as investors sought a “safe haven” asset that could protect wealth during the financial and stock market crisis. By early in calendar year 2009, gold prices moved higher on fears of rising inflation, given the extraordinary amounts of liquidity that global central banks deployed to stimulate the global economy. As a result, inflationary expectations began to rise. Typically gold has been positively correlated to unanticipated changes in inflationary expectations. More recently the price of gold has moved higher as the U.S. dollar’s role as the world’s reserve currency has been questioned.

Gold mining stocks in general performed quite well relative to the price of gold during this fiscal period, with the smaller exploration and development names faring the best. In general, we kept the fund well diversified by geography, production profile and market capitalization. At the end of the fiscal year on October 31, 2009, more than 90% of fund assets were invested in precious metals corporations, with less than 4% of assets in gold bullion or exchange-traded gold funds. We maintained investments of about 2% in stocks of companies mining other non-precious metals.

Contributors to performance

The fund’s eighth largest position at the end of the fiscal year, Eldorado Gold Ltd., a company with mining operations in Turkey and China, was the top individual contributor to relative results, as its share price rose by 173% during the period. The stock benefited from the successful restart of its Kisladag mine in Turkey. Other individual mining companies that provided support to results included index components IAMGOLD Corp. and several non-index components, including Red Back Mining and Fresnillo plc. Fresnillo, a Mexico-based silver producer, was the fund’s second best absolute performer, rising over 500% during the period as silver prices rose 66%.

Detractors from performance

The most noteworthy detractors from results included non-index components Great Basin Gold Ltd., Harry Winston Diamond Corp. and Royal Gold Inc. Harry Winston underperformed as diamond prices fell, forcing the temporary closure of its Diavik Mine. Great Basin Gold underperformed as production delays and cost overruns at its Hollister Mine in Nevada led to a dilutive new-equity issuance. Other notable detractors included index components Barrick Gold and Newmont Mining, which lagged the index by 30%.

7

PORTFOLIO MANAGER COMMENTARY continued

Both stocks lagged in 2009 because of their strong relative performance in 2008. In addition, the fund’s weighting in gold, at 4%, also detracted from overall results as gold prices lagged the performance of the gold equities.

Portfolio management outlook

At present, we continue to believe we are in the midst of a secular bull market for gold and precious metal equities and that consolidation will be an ongoing theme going forward. Gold appears to be positioned for improvement, in our opinion, if the factors supporting that market remain in place. In particular, we think that the quantitative easing measures being implemented by the Federal Reserve and the large fiscal deficits being projected will undermine the value of the U.S. dollar, triggering its devaluation. If this happens, gold prices will be supported.

We currently are optimistic about the fund’s potential to generate attractive returns for the long-term investor. However, investors are encouraged to remember that while the investment universe for Evergreen Precious Metals Fund is an asset class that may be in a secular bull market, the fund itself is not intended to be a secular bull market product. Instead, the fund is intended to serve as a minority core part of a U.S. dollar-based portfolio, preserving the global purchasing power of a U.S. dollar-based portfolio in the event of a prolonged period of U.S. dollar weakness. Within that perspective, we believe broad-based diversification, combined with a longer-term time horizon, will serve our shareholders well.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,318.39	$ 6.14
Class B	$1,000.00	$1,313.73	$10.44
Class C	$1,000.00	$1,313.51	$10.50
Class I	$1,000.00	$1,320.21	$ 4.68
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.91	$ 5.35
Class B	$1,000.00	$1,016.18	$ 9.10
Class C	$1,000.00	$1,016.13	$ 9.15
Class I	$1,000.00	$1,021.17	$ 4.08

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.05% for Class A, 1.79% for Class B, 1.80% for Class C and 0.80% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$33.15	$76.98	$56.05	$36.01	$33.54

Income from investment operations
Net investment loss	(0.33)[1]	(0.14)[1]	(0.15)[1]	(0.11)[1]	(0.18)
Net realized and unrealized gains or losses on investments	33.23	(38.79)	24.35	20.47	2.65

Total from investment operations	32.90	(38.93)	24.20	20.36	2.47

Distributions to shareholders from
Net investment income	0	0	(0.42)	(0.32)	0
Net realized gains	(1.65)	(4.90)	(2.85)	0	0

Total distributions to shareholders	(1.65)	(4.90)	(3.27)	(0.32)	0

Net asset value, end of period	$64.40	$33.15	$76.98	$56.05	$36.01

Total return[2]	103.24%	(53.66)%	44.99%	56.86%	7.36%

Ratios and supplemental data
Net assets, end of period (thousands)	$594,910	$275,695	$587,874	$413,685	$213,089
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.05%	1.10%	1.14%	1.30%
Expenses excluding waivers/reimbursements and expense reductions	1.08%	1.07%	1.12%	1.16%	1.30%
Net investment loss	(0.62)%	(0.21)%	(0.26)%	(0.22)%	(0.55)%
Portfolio turnover rate	14%	19%	37%	23%	34%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$31.25	$73.39	$53.61	$34.48	$32.35

Income from investment operations
Net investment loss	(0.68)[1]	(0.60)[1]	(0.55)[1]	(0.46)[1]	(0.39)[1]
Net realized and unrealized gains or losses on investments	31.18	(36.64)	23.24	19.66	2.52

Total from investment operations	30.50	(37.24)	22.69	19.20	2.13

Distributions to shareholders from
Net investment income	0	0	(0.06)	(0.07)	0
Net realized gains	(1.65)	(4.90)	(2.85)	0	0

Total distributions to shareholders	(1.65)	(4.90)	(2.91)	(0.07)	0

Net asset value, end of period	$60.10	$31.25	$73.39	$53.61	$34.48

Total return[2]	101.77%	(54.00)%	43.96%	55.78%	6.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$69,553	$40,766	$99,221	$73,208	$42,905
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.80%	1.82%	1.84%	2.00%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.80%	1.82%	1.86%	2.00%
Net investment loss	(1.37)%	(0.97)%	(0.98)%	(0.93)%	(1.25)%
Portfolio turnover rate	14%	19%	37%	23%	34%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$31.02	$72.90	$53.31	$34.30	$32.17

Income from investment operations
Net investment loss	(0.68)[1]	(0.60)[1]	(0.55)[1]	(0.45)[1]	(0.39)[1]
Net realized and unrealized gains or losses on investments	30.94	(36.38)	23.09	19.55	2.52

Total from investment operations	30.26	(36.98)	22.54	19.10	2.13

Distributions to shareholders from
Net investment income	0	0	(0.10)	(0.09)	0
Net realized gains	(1.65)	(4.90)	(2.85)	0	0

Total distributions to shareholders	(1.65)	(4.90)	(2.95)	(0.09)	0

Net asset value, end of period	$59.63	$31.02	$72.90	$53.31	$34.30

Total return[2]	101.75%	(54.01)%	43.95%	55.79%	6.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$273,636	$129,074	$323,495	$208,445	$103,878
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.80%	1.82%	1.84%	2.00%
Expenses excluding waivers/reimbursements and expense reductions	1.83%	1.80%	1.82%	1.86%	2.00%
Net investment loss	(1.37)%	(0.97)%	(0.98)%	(0.92)%	(1.25)%
Portfolio turnover rate	14%	19%	37%	23%	34%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$33.07	$76.63	$55.78	$35.82	$33.26

Income from investment operations
Net investment income (loss)	(0.20)[1]	0.03 [1]	0.01 [1]	0.04 [1]	(0.08)
Net realized and unrealized gains or losses on investments	33.19	(38.69)	24.24	20.33	2.64

Total from investment operations	32.99	(38.66)	24.25	20.37	2.56

Distributions to shareholders from
Net investment income	0	0	(0.55)	(0.41)	0
Net realized gains	(1.65)	(4.90)	(2.85)	0	0

Total distributions to shareholders	(1.65)	(4.90)	(3.40)	(0.41)	0

Net asset value, end of period	$64.41	$33.07	$76.63	$55.78	$35.82

Total return	103.78%	(53.54)%	45.40%	57.30%	7.70%

Ratios and supplemental data
Net assets, end of period (thousands)	$42,511	$15,213	$8,293	$5,910	$2,817
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.82%	0.82%	0.84%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.82%	0.82%	0.86%	1.00%
Net investment income (loss)	(0.37)%	0.04%	0.02%	0.09%	(0.25)%
Portfolio turnover rate	14%	19%	37%	23%	34%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

October 31, 2009

	Country	Shares	Value

COMMON STOCKS 93.0%
ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Comaplex Minerals Corp. *	Canada	260,200	$1,502,934

MATERIALS 92.9%
Construction Materials 0.2%
Mineral Deposits, Ltd. *	Australia	2,000,000	1,755,926

Metals & Mining 92.7%
Agnico-Eagle Mines, Ltd.	Canada	955,164	51,130,979
Alamos Gold, Inc. *	Canada	597,600	4,771,743
Anatolia Minerals Development, Ltd. # +	Canada	400,000	905,688
Anatolia Minerals Development, Ltd. – Canadian Exchange * +	Canada	2,644,100	5,229,309
Andean Resources, Ltd. – Canadian Exchange +	Australia	400,000	783,698
Andean Resources, Ltd. – Australian Exchange *	Australia	3,100,000	6,057,510
Anglo Platinum, Ltd. *	South Africa	27,526	2,351,636
AngloGold Ashanti, Ltd., ADR	South Africa	500,591	18,792,186
Aurizon Mines, Ltd. *	Canada	2,295,700	9,865,538
Avoca Resources, Ltd. *	Australia	2,170,000	2,930,883
Barrick Gold Corp.	Canada	1,689,083	60,688,752
BHP Billiton plc	United Kingdom	190,661	5,156,752
Centamin Egypt, Ltd. *	Australia	500,000	998,105
Centerra Gold, Inc. *	Canada	750,000	5,752,969
Compania de Minas Buenaventura SA, ADR	Peru	854,644	28,690,399
Detour Gold Corp. *	Canada	190,000	2,326,602
Detour Gold Corp. – Canadian Exchange *	Canada	75,000	925,327
Eldorado Gold Corp. *	Canada	187,000	2,070,385
Eldorado Gold Corp. – Canadian Exchange *	Canada	3,763,000	41,940,557
Entree Gold, Inc. * +	Canada	750,000	1,822,929
Etruscan Resources, Inc. +	Canada	1,800,000	831,755
Exeter Resource Corp. * +	Canada	585,000	3,141,121
Exeter Resource Corp. – Canadian Exchange * +	Canada	300,000	1,613,604
First Quantum Minerals, Ltd.	Canada	100,500	6,874,923
Franco-Nevada Corp. 144A	Canada	100,000	2,468,463
Franco-Nevada Corp.	Canada	170,000	4,226,237
Freeport-McMoRan Copper & Gold, Inc.	United States	100,000	7,336,000
Fresnillo plc	United Kingdom	1,000,000	12,159,835
Gammon Gold, Inc. *	Canada	220,200	1,796,928
Gammon Gold, Inc. – Canadian Exchange *	Canada	1,065,700	8,657,181
Gold Fields, Ltd., ADR	South Africa	1,599,196	20,389,749
Goldcorp, Inc.	Canada	871,694	32,052,188
Goldcorp, Inc., Class A	Canada	917,254	33,721,514
Great Basin Gold, Ltd. *	Canada	5,155,200	7,575,221
Guyana Goldfields, Inc. *	Canada	300,000	1,549,836

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining continued
Harry Winston Diamond Corp.	Canada	587,800	$4,818,434
Hochschild Mining plc	United Kingdom	899,251	4,035,804
IAMGOLD Corp.	Canada	3,519,044	46,669,083
Impala Platinum Holdings, Ltd.	South Africa	919,346	20,072,209
International Minerals Corp. *	Canada	200,700	738,215
Jaguar Mining, Inc. *	Canada	650,000	5,436,440
Kinross Gold Corp. – Canadian Exchange	Canada	3,477,467	64,596,910
Lake Shore Gold Corp. *	Canada	800,000	2,528,534
Lihir Gold, Ltd. *	Papua New Guinea	15,974,162	43,535,353
MAG Silver Corp. *	Canada	200,000	1,051,707
Nautilus Minerals, Inc. *	Canada	254,934	278,011
Newcrest Mining, Ltd.	Australia	2,576,510	73,309,266
Newmont Mining Corp.	United States	741,455	32,223,634
Northgate Minerals Corp. *	Canada	1,200,000	3,071,947
Osisko Mining Corp. *	Canada	1,000,000	6,774,179
Pan American Silver Corp. *	Canada	125,000	2,615,000
Polymetal, GDR 144A * +	Russia	200,276	1,756,399
Randgold Resources, Ltd., ADR	United Kingdom	1,180,000	78,717,800
Red Back Mining, Inc. * 144A	Canada	300,000	3,831,616
Red Back Mining, Inc. *	Canada	2,013,007	26,082,305
Royal Gold, Inc.	United States	360,101	15,905,661
Rubicon Minerals Corp. * #	Canada	200,000	840,996
Rubicon Minerals Corp. – Canadian Exchange *	Canada	800,000	3,223,511
San Gold Corp. *	Canada	1,050,000	2,610,323
Semafo, Inc. *	Canada	1,860,400	5,639,399
Silvercorp Metals, Inc.	Canada	461,448	2,383,896
Sino Gold Mining, Ltd. *	Australia	2,379,171	13,846,288
Troy Resources NL +	Canada	575,000	1,169,077
Ventana Gold Corp., Private Placement * + ☐	Canada	200,000	1,657,964
Ventana Gold Corp. *	Canada	450,000	3,730,419
Yamana Gold, Inc.	Canada	940,537	10,016,719
Yamana Gold, Inc. – Canadian Exchange	Canada	2,622,040	27,818,510

			908,572,111

Total Common Stocks (cost $527,904,747)			911,830,971

PRIVATE PLACEMENT 2.0%
Evergreen Special Investments (Cayman) SPC * ø ° (cost $11,907,323)	Cayman Islands	10,082	19,427,043

WARRANTS 0.3%
MATERIALS 0.3%
Metals & Mining 0.3%
Agnico-Eagle Mines, Ltd., Expiring 12/2/2013 * + ☐	Canada	17,500	357,471
Etruscan Resources, Inc., Expiring 11/2/2010 *	Canada	217,500	3,015

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

October 31, 2009

	Country	Shares	Value

WARRANTS continued
MATERIALS continued
Metals & Mining continued
Franco-Nevada Corp., Expiring 3/13/2012 *	Canada	42,500	$179,890
Great Basin Gold, Ltd., Expiring 10/15/2010 *	Canada	995,250	312,726
Kinross Gold Corp., Expiring 9/3/2013 *	Canada	232,238	828,463
Osisko Mining Corp., Expiring 11/17/2009 * +	Canada	500,000	864,101
Silver Wheaton Corp., Expiring 9/5/2013 *	Canada	12,950	59,570
U.S. Gold Corp., Expiring 2/22/2011 * +	Canada	250,000	60,071

Total Warrants (cost $1,099,865)			2,665,307

	Country	Principal Amount	Value

OTHER 1.8%
Gold Bullion Securities, Ltd. * ¤ (cost $10,327,228)	United Kingdom	$17,774,800	18,017,497

	Country	Shares	Value

SHORT-TERM INVESTMENTS 3.0%
MUTUAL FUND SHARES 3.0%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø ## (cost $29,771,160)	United States	29,771,160	29,771,160

Total Investments (cost $581,010,323) 100.1%			981,711,978
Other Assets and Liabilities (0.1%)			(1,102,327)

Net Assets 100.0%			$980,609,651

*	Non-income producing security
+	Security is deemed illiquid.
#	When-issued or delayed delivery security
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

ø	In addition to the Fund, Evergreen Investment Management Company, LLC is the investment advisor to this issuer.
°	Affiliated company which invests 100% of its assets in gold bullion and is considered illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
¤	Security issued in zero coupon form with no periodic interest payments.
q	Rate shown is the 7-day annualized yield at period end.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

October 31, 2009

The following table shows the percent of total long-term investments by geographic location as of October 31, 2009:

Canada	55.1%
United Kingdom	12.4%
Australia	10.4%
South Africa	6.5%
United States	5.8%
Papua New Guinea	4.6%
Peru	3.0%
Cayman Islands	2.0%
Russia	0.2%

100.0%

The following table shows portfolio composition as a percent of total long-term investments as of October 31, 2009:

Common Stocks	95.8%
Private Placement	2.0%
Warrants	0.3%
Other	1.9%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $539,331,840)	$932,513,775
Investments in affiliated issuers, at value (cost $41,678,483)	49,198,203

Total investments	981,711,978
Foreign currency, at value (cost $2,552,032)	2,496,758
Receivable for securities sold	9,987,913
Receivable for Fund shares sold	3,971,117
Dividends receivable	8,283
Prepaid expenses and other assets	71,943

Total assets	998,247,992

Liabilities
Payable for securities purchased	10,409,141
Payable for Fund shares redeemed	7,032,725
Advisory fee payable	37,285
Distribution Plan expenses payable	41,842
Due to other related parties	8,890
Accrued expenses and other liabilities	108,458

Total liabilities	17,638,341

Net assets	$980,609,651

Net assets represented by
Paid-in capital	$601,381,925
Undistributed net investment loss	(41,840)
Accumulated net realized losses on investments	(21,378,510)
Net unrealized gains on investments	400,648,076

Total net assets	$980,609,651

Net assets consists of
Class A	$594,909,578
Class B	69,553,019
Class C	273,636,446
Class I	42,510,608

Total net assets	$980,609,651

Shares outstanding (unlimited number of shares authorized)
Class A	9,237,252
Class B	1,157,335
Class C	4,588,924
Class I	659,969

Net asset value per share
Class A	$64.40
Class A — Offering price (based on sales charge of 5.75%)	$68.33
Class B	$60.10
Class C	$59.63
Class I	$64.41

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $ 306,226)	$3,474,051
Income from affiliated issuers	120,278
Securities lending	57,174

Total investment income	3,651,503

Expenses
Advisory fee	3,637,014
Distribution Plan expenses
Class A	1,207,001
Class B	640,702
Class C	2,182,942
Administrative services fee	795,864
Transfer agent fees	1,395,073
Trustees’ fees and expenses	17,638
Printing and postage expenses	121,498
Custodian and accounting fees	440,610
Registration and filing fees	66,046
Professional fees	82,283
Other	22,728

Total expenses	10,609,399
Less: Expense reductions	(369)

Net expenses	10,609,030

Net investment loss	(6,957,527)

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(17,270,986)
Foreign currency related transactions	275,416

Net realized losses on investments	(16,995,570)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	491,676,293
Affiliated issuers	5,946,041
Foreign currency related transactions	(71,816)

Net change in unrealized gains or losses on investments	497,550,518

Net realized and unrealized gains or losses on investments	480,554,948

Net increase in net assets resulting from operations	$473,597,421

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2009		2008

Operations
Net investment loss		$(6,957,527)		$(4,828,031)
Net realized gains or losses on investments		(16,995,570)		27,020,736
Net change in unrealized gains or losses on investments		497,550,518		(584,972,361)

Net increase (decrease) in net assets resulting from operations		473,597,421		(562,779,656)

Distributions to shareholders from
Net realized gains
Class A		(13,576,593)		(37,339,301)
Class B		(2,111,553)		(6,622,133)
Class C		(6,665,246)		(21,740,070)
Class I		(754,933)		(537,882)

Total distributions to shareholders		(23,108,325)		(66,239,386)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	3,406,810	183,722,451	3,564,688	232,699,193
Class B	258,095	12,098,139	313,914	20,134,824
Class C	1,329,913	67,071,619	1,374,757	85,562,708
Class I	404,334	21,530,723	436,060	20,308,271

		284,422,932		358,704,996

Net asset value of shares issued in reinvestment of distributions
Class A	289,854	10,327,518	460,430	29,545,803
Class B	46,647	1,561,756	79,860	4,863,481
Class C	141,485	4,700,143	244,738	14,796,835
Class I	20,760	738,231	8,189	523,007

		17,327,648		49,729,126

Automatic conversion of Class B shares to Class A shares
Class A	102,070	5,461,599	47,867	2,967,673
Class B	(109,011)	(5,461,599)	(50,600)	(2,967,673)

		0		0

Payment for shares redeemed
Class A	(2,877,684)	(153,877,402)	(3,393,526)	(205,122,935)
Class B	(342,773)	(16,969,305)	(390,797)	(22,050,344)
Class C	(1,043,298)	(49,912,521)	(1,896,449)	(105,215,596)
Class I	(225,117)	(11,618,558)	(92,473)	(5,160,562)

		(232,377,786)		(337,549,437)

Net increase in net assets resulting from capital share transactions		69,372,794		70,884,685

Total increase (decrease) in net assets		519,861,890		(558,134,357)
Net assets
Beginning of period		460,747,761		1,018,882,118

End of period		$980,609,651		$460,747,761

Undistributed net investment loss		$(41,840)		$(33,673)

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Precious Metals Fund (the “Fund”) is a non-diversified series of Evergreen International Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through December 28, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund.

21

NOTES TO FINANCIAL STATEMENTS continued

In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the

22

NOTES TO FINANCIAL STATEMENTS continued

investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses, net realized foreign currency gains or losses and passive foreign investment companies. During the year ended October 31, 2009, the following amounts were reclassified:

Paid-in capital	$(4,899,065)
Undistributed net investment loss	6,949,360
Accumulated net realized losses on investments	(2,050,295)

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are

23

NOTES TO FINANCIAL STATEMENTS continued

calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.66% and declining to 0.41% as average daily net assets increase. For the year ended October 31, 2009, the advisory fee was equivalent to an annual rate of 0.46% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended October 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2009, the transfer agent fees were equivalent to an annual rate of 0.18% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended October 31, 2009, EIS received $243,666 from the sale of Class A shares and $3,990, $181,753 and $61,623 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

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NOTES TO FINANCIAL STATEMENTS continued

5. AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. During the year ended October 31, 2009, the Fund invested in a wholly-owned subsidiary. A summary of the transactions with the affiliate for the year ended October 31, 2009 was as follows:

Affiliate	Beginning Shares	Shares Purchased	Shares Sold	Amount of Equity in Net Profit and Loss	Value, End of Period

Evergreen Special Investments (Cayman) SPC	10,069	13	0	$7,519,720	$19,427,043

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $142,700,350 and $104,770,541, respectively, for the year ended October 31, 2009.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$726,781,517	$185,049,454	$0	$911,830,971
Warrants	1,200,759	1,107,077	357,471	2,665,307
Other	18,017,497	19,427,043	0	37,444,540
Short-term investments	29,771,160	0	0	29,771,160

	$775,770,933	$205,583,574	$357,471	$981,711,978

Further details on the major security types listed above can be found in the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Warrants

Balance as of November 1, 2008	$0
Realized gains or losses	0
Change in unrealized gains or losses	357,471
Net purchases (sales)	0
Transfers in and/or out of Level 3	0

Balance as of October 31, 2009	$357,471

Change in unrealized gains or losses included in earnings relating to securities still held at October 31, 2009	$357,471

On October 31, 2009, the aggregate cost of securities for federal income tax purposes was $586,009,195. The gross unrealized appreciation and depreciation on securities based on tax cost was $430,223,862 and $34,521,079, respectively, with a net unrealized appreciation of $395,702,783.

As of October 31, 2009, the Fund had $16,379,638 in capital loss carryovers for federal income tax purposes expiring in 2017.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended October 31, 2009, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$395,622,958	$16,379,638	$(15,594)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment companies, and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $23,108,325 and $66,239,386 of long-term capital gain for the years ended October 31, 2009 and October 31, 2008, respectively.

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NOTES TO FINANCIAL STATEMENTS continued

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended October 31, 2009, the Fund had no borrowings.

12. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to

27

NOTES TO FINANCIAL STATEMENTS continued

properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Precious Metals Fund, a series of the Evergreen International Trust, as of October 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Precious Metals Fund as of October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 28, 2009

29

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $23,108,325 for the fiscal year ended October 31, 2009.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Precious Metals Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered

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ADDITIONAL INFORMATION (unaudited) continued

information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

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ADDITIONAL INFORMATION (unaudited) continued

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC,

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ADDITIONAL INFORMATION (unaudited) continued

would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that

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ADDITIONAL INFORMATION (unaudited) continued

the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class A shares had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance (the FTSE Gold Mines Index), and had performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the one-year period ended December 31, 2008, the Fund’s Class A shares had underperformed the FTSE Gold Mines Index, and had performed in the second quintile of mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC

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ADDITIONAL INFORMATION (unaudited) continued

has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

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TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

564346 rv7 12/2009

Item 2 - Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.
(c)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the six series of the Registrant’s annual financial statements for the fiscal years ended October 31, 2009 and October 31, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$191,100	$180,800
Audit-related fees (1)	$0	$1,200
Tax fees (2)	$10,000	$16,500
Non-audit fees (3)	$480,000	$912,374
All other fees	$0	$0
(1)	Audit-related fees consists principally of fees for any merger related activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen International Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: December 29, 2009

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: December 29, 2009